UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

READY CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER FROM OUR CHAIRMAN AND CEO

Dear Fellow Stockholders:

Ready Capital Corporation (RC) was launched in 2011 with the goal of building a diversified business capable of delivering shareholder value across the economic cycle. Similar to 2011, when the Global Financial Crisis provided an opportunity for non-bank lenders to fill the void left by bank retrenchment, today’s historic rise in rates presents an attractive lending and acquisition landscape for RC.

Over the last 3 years, our business has grown to be one of the largest non-bank lenders to sponsors of lower-to-middle market commercial real estate assets. The growth of our capital base to $2.8 billion, paired with conservative leverage, supports our $10 billion loan portfolio. Credit metrics are among the strongest in the sector with an 81% concentration in multi-family properties and minimal exposure to office assets.

Our Small Business Lending business, primarily focused on the Small Business Administrations (SBA) 7a loan program, is now the 6th largest lender nationwide. Current annual originations of $500M are expected to grow to $1B in the upcoming years. This segment, a differentiating feature of RC among the sector, will continue to deliver outsized returns for shareholders.

Within the commercial REIT sector, RC today is uniquely positioned to weather current pressures in the commercial real estate market and to invest—both in distressed portfolios and direct lending--at yields not seen since the GFC. We are focused on delivering the return premium our investors have come to expect and we are excited about the opportunities in front of us.

We ask for your voting support for the items presented in this proxy statement and thank you for your investment and continued support.

Sincerely,

Thomas E. Capasse

Chairman of the Board, Chief Executive Officer and Chief Investment Officer

July 3, 2023

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Ready Capital Corporation:

NOTICE IS HEREBY GIVEN that the 2023 annual meeting of stockholders (the “Annual Meeting”) of Ready Capital Corporation, a Maryland corporation (the “Company”), will be held via live audio webcast to consider and vote on the following matters:

	PROPOSAL	BOARD’S RECOMMENDATION	PAGE

WHEN

Tuesday, August 22, 2023
9:00 a.m., Eastern Time

WHERE

Via Live Audio Webcast:
www.meetnow.global/MTQUQ9L

RECORD DATE

Stockholders of record of our common stock as of the close of business on June 30, 2023

1	Election of Directors. The election of twelve directors to serve on our board of directors until our 2024 annual meeting of stockholders and until their respective successors are duly elected and qualify;	“FOR all”	1
2	Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2023 fiscal year;	“FOR”	42
3	Executive Compensation. The resolution to approve, on an advisory basis, the compensation of our named executive officers, as more fully described in the accompanying proxy statement;	“FOR”	45
4	Approval of Equity Incentive Plan. The resolution to approve and adopt the Ready Capital Corporation 2023 Equity Incentive Plan; and	“FOR”	53
5	Stockholders will also vote upon any other matter that properly comes before the Annual Meeting or any postponement or adjournment thereof.

Pursuant to rules adopted by the Securities and Exchange Commission, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to holders of record of our common stock, par value $0.0001 per share (“Common Stock”), as of the close of business on June 30, 2023 (the “Record Date”). The Notice contains instructions for your use in this process, including how to access our proxy statement and annual report over the Internet, how to authorize your proxy to vote online or by telephone and how to request a paper copy of the proxy statement and annual report. If you have additional questions about voting your shares, please contact our proxy solicitor, Okapi Partners LLC, at (888) 785-6707 or by email to info@okapipartners.com.

All stockholders are invited to attend the Annual Meeting where you may ask questions and will be able to vote your shares online. We will respond to as many inquiries at the Annual Meeting as time allows.

If you plan to attend the Annual Meeting online, visit the web address and use the passcode noted above and please enter the unique control number included in your Notice, on your proxy card or on the instructions that accompany your proxy materials. Stockholders who hold their shares in “street name” will need to register by 5:00 p.m. Eastern Time, on August 17, 2023 to be able to attend, vote and submit questions during the Annual Meeting via live audio webcast.

The Annual Meeting will begin online promptly at 9:00 a.m. Please allow ample time for the online check-in procedures.

If you are unable to attend the Annual Meeting, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet or telephone as described in the Notice or proxy card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. If you authorize a proxy over the Internet, by mail or by telephone prior to the Annual Meeting, you may nevertheless revoke your proxy and cast your vote online during the virtual meeting.

If you hold shares of our Common Stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares of Common Stock.

Your proxy is being solicited by our board of directors. Our board of directors recommends that you vote FOR the election of each of the nominees listed in the accompanying proxy statement to serve on our board of directors until our 2024 annual meeting of stockholders and until their respective successors are duly elected and qualify, FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the 2023 fiscal year, FOR the resolution to approve, on an advisory basis, the compensation of our named executive officers, and FOR the resolution to approve and adopt the Ready Capital Corporation 2023 Equity Incentive Plan.

By Order of our Board of Directors,

/s/ Andrew Ahlborn

Andrew Ahlborn

Chief Financial Officer and Secretary

New York, New York

July 3, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
to be held AUGUST 22, 2023. The Proxy Statement and our 2022 Annual Report to
Stockholders, AS AMENDED, are available onLINE AT www.investorvote.com/RC2023.

This Proxy Statement, the accompanying proxy card and the Notice of the Annual Meeting are being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the board of directors of Ready Capital Corporation, a Maryland corporation (the “Company,” “we,” “our” or “us”), for use at our 2023 Annual Meeting to be held via a live audio webcast at www.meetnow.global/MTQUQ9L on August 22, 2023, at 9:00 a.m. Eastern Time, or at any postponement or adjournment thereof. Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders as of the Record Date, containing instructions on how to access proxy materials on the Internet, how to vote online or by telephone and, if desired, how to receive a printed set of the proxy materials.

ANNUAL REPORT

This Proxy Statement is accompanied by our Annual Report to Stockholders, as amended, for the year ended December 31, 2022.

VOTING SECURITIES AND RECORD DATE

Stockholders will be entitled to cast one vote for each share of Common Stock held of record at the close of business on the Record Date with respect to (i) the election of each of the twelve director nominees to serve on our board of directors until our 2024 annual meeting of stockholders and until their successors are duly elected and qualify, (ii) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2023 fiscal year, (iii) the resolution to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement, (iv) the resolution to approve and adopt the Ready Capital Corporation 2023 Equity Incentive Plan, and (v) any other proposal for stockholder action that may properly come before the Annual Meeting or any postponement or adjournment thereof.

The presence, by attending virtually during the Annual Meeting via webcast or by proxy, of holders of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter shall constitute a quorum. Abstentions and broker non-votes are each included in the determination of the number of shares represented at the Annual Meeting for the purpose of determining whether a quorum is present. A broker non-vote occurs when a nominee holding shares for a beneficial owner (i.e. a broker) delivers a properly authorized proxy but does not vote on a particular proposal because such nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange (“NYSE”), the only item to be acted upon at the Annual Meeting with respect to which a broker or nominee will be permitted to exercise voting discretion is the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2023 fiscal year. Therefore, if you hold your shares in street name and do not give your broker or nominee specific voting instructions on the election of directors, the resolution to approve, on an advisory basis, the compensation of our named executive officers, or the resolution to approve and adopt the Ready Capital Corporation 2023 Equity Incentive Plan, your shares will not be voted on those items, and a broker non-vote will occur. Broker non-votes will have no effect on the voting results for such items. Abstentions will have no effect on the voting results for any of the proposals.

The approval of the proposals scheduled to come before the Annual Meeting, assuming a quorum is present, will require the following affirmative votes (with all holders of shares of Common Stock voting together as a single class): (i) for the election of a director, a plurality of all the votes cast in the election of directors at the Annual Meeting; (ii) for the ratification of the appointment of our independent registered public accounting firm, a majority of all the votes cast on the proposal; (iii) for the resolution to approve, on an advisory basis, the compensation of our named executive officers, a majority of all votes cast on the proposal; and (iv) for the resolution to approve and adopt the Ready Capital Corporation 2023 Equity Incentive Plan, a majority of all votes cast on the proposal. Our board of directors knows of no other matters that may properly be brought before the Annual Meeting. If other matters are properly introduced, the persons named in the proxy as the proxy holders will vote on such matters in their discretion.

As of the Record Date, we had a total of 171,738,852 shares of Common Stock outstanding (which includes 823,594 unvested restricted shares of common stock). Each share of Common Stock held on the Record Date entitles its holder to one vote for each matter submitted for a vote at the Annual Meeting.

HOW TO VOTE

It is very important that your views be represented, and your shares be counted. Please carefully review the proxy materials for the Annual Meeting and follow the instructions below to cast your vote on all voting matters. Stockholders with additional questions about voting their shares should contact our proxy solicitor, Okapi Partners LLC, at (888) 785-6707 or by email to info@okapipartners.com.

If you are a record holder, you can vote:

●	Online: Go to www.investorvote.com/RC2023.
●	By Telephone: Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.
●	By Mail: If you received a paper copy of the proxy card by mail, complete, date, sign and return the proxy card in the self-addressed stamped envelope provided.

Please vote at your earliest convenience. Your proxy is revocable. If you later decide to change your vote, you can revoke your prior proxy:

●	Online: By submitting a new vote at www.investorvote.com/RC2023.
●	By Telephone: By submitting a new vote by calling toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.
●	By mail: By sending a notice of revocation or mailing a new, later dated proxy card to:

Ready Capital Corporation

Attn: Corporate Secretary

1251 Avenue of the Americas, 50th Floor

New York, New York 10020

PROPOSAL 1: ELECTION OF DIRECTORS

Our board of directors unanimously recommends a vote FOR the election all director nominees.

Our Board of Directors

Our current board of directors is comprised of twelve members. Our bylaws (“Bylaws”) provide that a majority of the entire board of directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law (“MGCL”) nor more than 15, unless our Bylaws are amended. In accordance with our charter and our Bylaws, each director holds office until our next annual meeting of stockholders and until his or her successor has been duly elected and qualifies, or until the director’s earlier resignation, death or removal. Our board of directors is responsible for overseeing our affairs. Our board of directors may conduct its business through meetings and actions taken by written consent in lieu of meetings. Our board of directors has adopted Corporate Governance Guidelines that address significant issues of corporate governance and set forth procedures by which our board of directors carries out its responsibilities (the “Guidelines”) and the Guidelines encourage and promote the attendance by each director at all scheduled meetings of our board of directors and all meetings of our stockholders.

75% Independent Nominees	4 Years Median Tenure	33% Nominees Diverse by Race or Gender
59 Average Age	KEY STATISTICS ON BOARD OF DIRECTORS	16 Total Board Meetings
8 Director Sessions	93% Board Attendance	7 New Nominees in the Past 5 Years

The Nominating and Corporate Governance Committee of our board of directors (the “Nominating and Corporate Governance Committee”) and the board of directors evaluates a number of criteria, qualifications and attributes when selecting a candidate to serve as a director. These include a candidate’s relevant experience, skill, diversity (including diversity in gender, race, ethnicity, and age, as well as fields of expertise, industry experience, and geographic location), integrity and independence. We seek to have a board of directors representing diverse backgrounds and varied work and life experiences that provide a range of insights into the financial, governance or legal matters that are relevant to our business and to our status as a publicly owned company. We believe that, as a group, the nominees bring a diverse range of perspectives that contribute to the effectiveness of our board of directors as a whole and the oversight that our board of directors provides to our management team. The procedures and considerations of the Nominating and Corporate Governance Committee in recommending qualified director candidates are described below under “Corporate Governance—Identification of Director Candidates” in this Proxy Statement. The Nominating and

Ready Capital 2023 Proxy	1

PROPOSAL 1: ELECTION OF DIRECTORS

Corporate Governance Committee and our board of directors concluded that each of our director nominees should be nominated for election based on the qualifications and experience described in the biographical information below under “Information Regarding the Nominees for Election as Directors.”

DIVERSITY, SKILLS, AND EXPERIENCES
	DIVERSE BY RACE/GENDER	CORPORATE GOVERNANCE	REIT/REAL ESTATE	FINANCIAL/ ACCOUNTING	RISK MANAGEMENT
THOMAS E. CAPASSE
JACK J. ROSS
FRANK P. FILIPPS
DANIEL J. HIRSCH
KEVIN M. LUEBBERS
MEREDITH MARSHALL
PINKIE D. MAYFIELD
DOMINIQUE MIELLE
GILBERT E. NATHAN
ANDREA PETRO
J. MITCHELL REESE
TODD M. SINAI

A plurality of all the votes cast on the proposal at the Annual Meeting duly called and at which a quorum is present is necessary to elect a director. Proxies solicited by our board of directors will be voted FOR Messrs. Capasse, Ross, Filipps, Hirsch, Luebbers, Marshall, Nathan, Reese and Sinai and Mses. Petro, Mayfield and Mielle as directors, unless otherwise instructed. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

In accordance with our charter and Bylaws, any vacancies occurring on our board of directors, including vacancies occurring as a result of the death, resignation, or removal of a director, or due to an increase in the size of our board of directors, may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies. There is no familial relationship among any of the members of our board of directors or executive officers. See “Corporate Governance—Director Independence.”

2	Ready Capital 2023 Proxy

PROPOSAL 1: ELECTION OF DIRECTORS

Information Regarding the Nominees for Election as Directors

THOMAS E. CAPASSE Chairman and CEO Age: 66 Director Since: 2016 Committees: None

EXPERIENCE

●
Mr. Capasse serves as the Chairman of our board of directors, Chief Executive Officer and Chief Investment Officer.
●
Mr. Capasse is a Manager and co-founder of Waterfall Asset Management, LLC (our “Manager”). Prior to founding Waterfall, Mr. Capasse managed the principal finance groups at Greenwich Capital from 1995 until 1997, Nomura Securities from 1997 until 2001, and Macquarie Securities from 2001 until 2004.
●
Mr. Capasse has significant and long-standing experience in the securitization market as a founding member of Merrill Lynch’s ABS Group (1983–1994) with a focus on mortgage-backed securities (“MBS”) transactions (including the initial Subprime Mortgage and Manufactured Housing ABS) and experience in many other ABS sectors.
●
Mr. Capasse began his career as a fixed income analyst at Dean Witter and Bank of Boston.

EDUCATION

●
Mr. Capasse received a Bachelor of Arts degree in Economics from Bowdoin College.

QUALIFICATIONS

Mr. Capasse is well qualified to serve as a director due to his institutional knowledge with respect to our Company and as a co-founder of our Manager.

JACK J. ROSS Co-founder of Waterfall Asset Management and President Age: 66 Director Since: 2016 Committees: None

EXPERIENCE

●
Mr. Ross serves as our President and as a member of our board of directors. Mr. Ross is a co-founder of our Manager.
●
Mr. Ross also serves as vice chairman of the board of directors of Feinstein Institutes for Medical Research, a not-for-profit organization.
●
Prior to founding our Manager in January 2005, Mr. Ross was the founder of Licent Capital, a specialty broker/dealer for intellectual property securitization.
●
From 1987 until 1999, Mr. Ross was employed by Merrill Lynch where he managed the real estate finance and ABS groups.
●
Mr. Ross began his career at Drexel Burnham Lambert where he worked on several of the early ABS transactions and at Laventhol & Horwath where he served as a senior auditor.

EDUCATION

●
Mr. Ross received a Master of Business Administration degree in Finance with distinction from the University of Pennsylvania’s Wharton School of Business and a Bachelor of Science degree in Accounting, cum laude, from the State University of New York at Buffalo.

QUALIFICATIONS

Mr. Ross is well qualified to serve as a director due to his significant experience in the securitization market and as a co-founder of our Manager.

Ready Capital 2023 Proxy	3

PROPOSAL 1: ELECTION OF DIRECTORS

FRANK P. FILIPPS Independent Director Age: 76 Director Since: 2016 Committees: ● Audit Committee Chair ● Compensation Committee Member

EXPERIENCE

●
Mr. Filipps is one of our independent directors and has served as a member of our board of directors since October 2016. From November 2013 to October 2016 Mr. Filipps served as a member of the board of directors of Sutherland Asset Management Corporation which merged with our Company in October 2016 whereupon Mr. Filipps became a member of our board of directors.
●
He has served since 1995 as a director and chairman of the audit committee of Impac Mortgage Holdings, Inc. (NYSE: IMH) and has served since February 2013 as a director of Orchid Island Capital Corp (NYSE: ORC). From March 2002 to December 2014, Mr. Filipps was a director of Primus Guaranty Limited (NYSE: PRS) and from 2010 to December 2014 he was a director, member of the audit committee and chairman of the compensation committee of Fortegra Financial (NYSE: FRF).
●
From April 2005 to July 2008, Mr. Filipps was Chairman and Chief Executive Officer of Clayton Holdings, Inc.
●
From 1995 to 2005, Mr. Filipps was Chairman, Chief Executive Officer and a Director of Radian Group Inc. Mr. Filipps began his career at Radian in 1992 as Senior Vice President and Chief Financial Officer. In 1994, he was promoted to Executive Vice President and Chief Operating Officer and in 1995 he was named President, Chief Executive Officer and Director.
●
From 1975 to 1992, Mr. Filipps was at American International Group where he served in a number of executive, financial and investment management positions.

EDUCATION

●
Mr. Filipps holds a Master of Business Administration degree in corporate finance and international business from the Stern School of Business at New York University and a Bachelor of Arts degree in Economics from Rutgers University.

QUALIFICATIONS

We believe that Mr. Filipps is well qualified to serve as a director due to his experience in public and private company governance and his financial experience and knowledge.

4	Ready Capital 2023 Proxy

PROPOSAL 1: ELECTION OF DIRECTORS

DANIEL J. HIRSCH Independent Director Age: 49 Director Since: 2023 Committees: None

EXPERIENCE

●
Mr. Hirsch is one of our independent directors and has served on our board of directors since May 2023 following the completion of our merger transaction with Broadmark Realty Capital Inc. (“Broadmark”) and served on the board of directors of Broadmark from November 2019 until the merger transaction.
●
Mr. Hirsch has served on the board of Nuburu, Inc. (NASDAQAMERICAN: BURU) since February 2023.
●
Mr. Hirsch has been the Chief Financial Officer and Corporate Secretary and a member of the board of directors of Anzu Special Acquisition Corp I (NASDAQ: ANZU) since October 2022 and has been a consultant to Executive in Residence with Anzu Partners LLC since August 2022.
●
Mr. Hirsch has served on the board of The Macerich Company (NYSE: MAC), a real estate investment trust, since 2018 and is currently a member of the Compensation Committee and Nominating and Governance Committee.
●
Mr. Hirsch was a principal of Cascade Acquisition Holdings, LLC, the sponsor of a special purpose acquisition company, Cascade Acquisition Corp. (NYSE: CAS), formed in November 2020, and served as its chief operating officer and chief financial officer through May 2022.
●
Mr. Hirsch served as a consultant to Trinity Real Estate Investments, LLC (“Trinity”) from January 2019 through November 2019 in connection with Trinity’s sponsorship of a special purpose acquisition company, Trinity Merger Corp, which completed its initial business combination in November 2019 with Broadmark.
●
Mr. Hirsch served as a consultant to Farallon Capital Management, L.L.C. (“Farallon”), an investment firm that manages capital on behalf of institutions and individuals, for which he served as a board designee with respect to Farallon’s investment in Playa Hotels & Resorts N.V. (NASDAQ: PLYA), from January 2017 to March 31, 2020. During his tenure as a director at Playa Hotels & Resorts N.V., Mr. Hirsch served as the chair of the Compensation Committee, and a member of the Nominating and Governance Committee and Capital Allocation Committee.
●
Previously, from November 2003 to December 2016, Mr. Hirsch held several senior positions at Farallon, including Managing Member of the Real Estate Group from 2009 to December 2016, Managing Director from 2007 to 2008 and Legal Counsel from 2003 to 2006. Prior to joining Farallon, Mr. Hirsch worked as an associate in the San Francisco office of the law firm Covington & Burling LLP, from 2001 to 2003.

EDUCATION

●
Mr. Hirsch graduated from Yale Law School with a J.D. and earned a Bachelor of Arts degree, summa cum laude, in Law, Jurisprudence and Social Thought from Amherst College.

QUALIFICATIONS

We believe that Mr. Hirsch is well qualified to serve as a director due to his extensive knowledge of capital markets and the real estate sector gained through leadership experience in the real estate group of a prominent private equity firm, and his experience as a public company director, including knowledge of executive compensation through service on the compensation committee of several public companies.

Ready Capital 2023 Proxy	5

PROPOSAL 1: ELECTION OF DIRECTORS

KEVIN M. LUEBBERS Independent Director Age: 56 Director Since: 2023 Committees: None

EXPERIENCE

●
Mr. Luebbers is one of our independent directors and has served on our board of directors since May 2023 following the completion of our merger transaction with Broadmark and served on the board of directors of Broadmark from November 2019 until the merger transaction.
●
Mr. Luebbers served as the Interim President of Broadmark from November 2022 until the merger transaction.
●
Mr. Luebbers served as a consultant to Trinity from October 2019 through November 2019.
●
Mr. Luebbers served as a board member and Audit Committee Chairman of Ambassadors International, Inc., a publicly traded cruise, marina and travel and event company, from 2005 to 2008.
●
Mr. Luebbers co-founded and has served as Managing Partner of VIC Partners, LLC, an investment partnership focused on acquiring and repositioning hotel properties, since 2004.
●
Prior to that, he was Executive Vice President and Chief Financial Officer at RFS Hotel Investors, Inc., a publicly traded real estate investment trust from 2000 to 2003, where he was responsible for the company’s capital markets and treasury functions.
●
Prior to that, Mr. Luebbers served as Senior Vice President of planning and investment analysis at Hilton Hotels Corporation from 1996 to 2000.

EDUCATION

●
Mr. Luebbers received a Bachelor of Arts degree from Cornell University and a Master of Business Administration degree from the University of California at Berkeley.

QUALIFICATIONS

We believe that Mr. Luebbers is well qualified to serve as a director due to his experience as an executive at a public company in the real estate industry, which included responsibility for financial reporting, as well as his prior experience as a public company director, including prior audit committee experience.

MEREDITH MARSHALL Independent Director Age: 57 Director Since: 2022 Committees: None

EXPERIENCE

●
Mr. Marshall is one of our independent directors and has served as a member of our board of directors since December 2022.
●
Mr. Marshall is the co-founder and Managing Partner of BRP Companies (“BRP”), a vertically integrated owner, operator, developer and manager of transit-oriented, mixed-use, multifamily properties in the New York Tri-State area. Mr. Marshall is responsible for executing BRP’s investment strategy, including deal origination, acquisition, finance and development.
●
Prior to co-founding BRP, Mr. Marshall was a managing director at Musa Capital Advisors (“Musa Capital”), an emerging markets private equity and financial advisory firm based in New York City that managed a separate account for Kingdom Holding Africa, HRH’s Prince Alwaleed Bin Talal’s investment vehicle for Sub-Saharan Africa. At Musa Capital, Mr. Marshall was instrumental in executing cross-border transactions, including the $37 million development of a mixed-use office complex and mall in Harare, Zimbabwe.
●
Mr. Marshall also led successful investments in the telecommunications and financial services sectors. Prior to Musa Capital, Mr. Marshall was a senior associate at Wasserstein Perella & Co. (“Wasserstein”), an investment banking firm based in New York City. While at Wasserstein, Mr. Marshall was an integral member of the firm’s telecommunications and media, mergers and acquisitions practice, where he assisted in transactions exceeding $15 billion.
●
Mr. Marshall is a founding member of the Council of Urban Professionals and a member of the Executive Board of the New York State Affordable Housing Association. Mr. Marshall also proudly serves on the Real Estate Board of New York Board of Governors, Enterprise NYC Advisory Board and Citizens Housing and Planning Council Board

EDUCATION

●
Mr. Marshall holds a Bachelor of Science degree in Electrical Engineering from Boston University and a Master of Business Administration in Finance and International Business from Columbia Business School.

QUALIFICATIONS

We believe that Mr. Marshall is well qualified to serve as a director due to his extensive experience in real estate finance and affordable housing.

6	Ready Capital 2023 Proxy

PROPOSAL 1: ELECTION OF DIRECTORS

PINKIE D. MAYFIELD Independent Director Age: 55 Director Since: 2023 Committees: None

EXPERIENCE

●
Ms. Mayfield is one of our independent directors and has served on our board of directors since May 2023 following the completion of our merger transaction with Broadmark and served on the board of directors of Broadmark from November 2019 until the merger transaction.
●
Ms. Mayfield is the Chief Communications Officer and Vice President of Corporate Affairs at Graham Holdings Company (formerly The Washington Post Company) where she is a key member of the executive team responsible for investor relations, corporate affairs, public relations, communications, strategic initiatives and advising the chairman on matters of special interest.
●
A seasoned finance executive rooted in investment management, Ms. Mayfield previously served as the Vice President of Corporate Solutions, responsible for leadership and management of the largest procurement contracts across the enterprise.
●
Ms. Mayfield joined the Post in 1998 as the Corporate Cash Manager to launch the Company’s first public debt offering, and subsequently crafted the short- and long-term debt infrastructure. She became the Assistant Treasurer in 1999, managing the cash and investment elements of Treasury.
●
Prior to joining Graham Holdings, Ms. Mayfield was an Assistant Vice President and Trust Officer at NationsBank (now Bank of America) in the Investment Services Division where she was an advisor to corporations, unions, pension funds, foundations and endowments. She began her career at Prudential-Bache Securities.
●
Ms. Mayfield is a board member and chair of the audit committee at Founders Bank. She has also previously served as a director of several private companies.

EDUCATION

●
Ms. Mayfield graduated magna cum laude with a Bachelor of Arts degree in business administration from Trinity Washington University and earned a Master of Business Administration degree from the University of Maryland University College.

QUALIFICATIONS

We believe that Ms. Mayfield is well qualified to serve as a director due to her extensive experience in public relations, corporate affairs, communications and investor relations.

DOMINIQUE MIELLE Independent Director Age: 54 Director Since: 2021 Committees: ● Compensation Committee Member ● Nominating and Corporate Governance Committee Member

EXPERIENCE

●
Ms. Mielle is one of our independent directors and has served on our board of directors since March 2021, following the completion of our merger transaction with Anworth Mortgage Asset Corporation (“Anworth”) and served on the board of directors of Anworth prior to the merger transaction.
●
Ms. Mielle was a partner at Canyon Capital Advisors, LLC (“Canyon”) from August 1998 to December 2017, where she focused on the transportation, technology, retail and consumer products sectors, specialized in corporate and municipal bond securitizations, and was responsible for all aspects of Canyon’s collateralized loan obligations business.
●
Prior to joining Canyon, in 1996, Ms. Mielle worked at Libra Investments, Inc. as an associate in the corporate finance department, covering middle market companies.
●
Prior to Libra Investments, from 1993 to 1995, Ms. Mielle worked at Lehman Brothers as an analyst in the Financial Institutions group, focusing on mergers and acquisitions.

EDUCATION

●
Ms. Mielle holds a Master of Business Administration degree in Finance from Stanford University and a Master in Management degree from École des Hautes Études Commerciales in France (HEC Paris). She was named one of the “Top 50 Women in Hedge Funds” by Ernst & Young in 2017.

QUALIFICATIONS

We believe that Ms. Mielle is well qualified to serve as a director due to her extensive experience investing in fixed income and leading capital structure optimizations and restructurings.

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PROPOSAL 1: ELECTION OF DIRECTORS

GILBERT NATHAN Independent Director Age: 43 Director Since: 2019 Committees: ● Audit Committee Member ● Nominating and Corporate Governance Committee Member

EXPERIENCE

●
Mr. Nathan is one of our independent directors and has served on our board of directors since March 2019, following the completion of our merger transaction with Owens Realty Mortgage, Inc. (“ORM”) and served on the board of directors of ORM from August 2018 through the completion of the merger transaction.
●
He has served as the managing member and a director of Jackson Square Advisors LLC, a financial advisory and services firm, since September 2015.
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He has also served as a director for Alto Ingredients, Inc (Nasdaq: ALTO) since November 2019 and Magnachip Semiconductor Corporation (NYSE: MX) since May 2023.
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Mr. Nathan is currently the Plan Administrator for Mission Coal Wind Down Co. LLC and the CEO of Cloud Peak Energy.
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From June 2018 to December 2021, Mr. Nathan served as a board member of Hercules Offshore Liquidating Trust for Hercules Offshore, Inc.
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He also served as the liquidating trustee of BPZ Liquidating Trust for BPZ Resources, Inc. from November 2015 to May 2017.
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From November 2015 to July 2017, he served as a director of Emergent Capital, Inc. (NYSE: EMG), a specialty finance company.
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From July 2013 to August 2015, Mr. Nathan was a senior analyst with Candlewood Investment Group, an investment firm, and prior to that, he was a principal with Restoration Capital Management from 2002 to 2012.

EDUCATION

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Mr. Nathan earned a Bachelor of Science degree in Management from Tulane University.

QUALIFICATIONS

We believe that Mr. Nathan is well qualified to serve as a director due to his industry technical expertise and knowledge of financial markets.

ANDREA PETRO Director Age: 70 Director Since: 2021 Committees: None

EXPERIENCE

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Ms. Petro has served as a member of our board of directors since 2021.
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From March 2020 through February 2023, Ms. Petro was engaged by our Manager as a consultant providing advice in the commercial finance and consumer finance sectors, as well as support for Ready Capital marketing initiatives and SBA business development.
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She served as Managing Director and Group Head of the Specialty Commercial Finance Group of our Manager from June 2018 until February 2020.
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Ms. Petro previously worked at Wells Fargo Capital Finance from 2000 to 2017 as the Executive Vice President and Group Head of the Lender Finance Division and the Supply Chain Finance Division.
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From 1992 to 2000, Ms. Petro was at Transamerica Business Credit where she served as the Senior Vice President and National Marketing Manager.
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Ms. Petro currently serves as a member of the MS Finance Advisory Board of the McCombs School of Business at The University of Texas and as a member of the board of directors of the Secured Finance Network (formerly known as the Commercial Finance Association (“CFA”)).
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She also served as President of the CFA from 2016 to 2017 and currently serves as a member of the board of directors of the Secured Finance Network Education Foundation.

EDUCATION

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Ms. Petro holds a Master of Business Administration degree in finance from the McCombs School of Business at the University of Texas and a Bachelor of Arts degree with a concentration in Russian and Soviet Studies from Kent State University.

QUALIFICATIONS

We believe that Ms. Petro is well qualified to serve as a director due to her extensive experience in commercial finance sectors.

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J. MITCHELL REESE Independent Director Age: 64 Director Since: 2016 Committees: ● Audit Committee Member ● Nominating and Corporate Governance Committee Chair

EXPERIENCE

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Mr. Reese is one of our independent directors and has served as a member of our board of directors since October 2016.
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From November 2013 to October 2016 Mr. Reese served as a member of the board of directors of Sutherland Asset Management Corporation which merged with our Company in October 2016 whereupon Mr. Reese became a member of our board of directors.
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He has been the Managing Member of Cintra Capital LLC since June 2001. Prior to founding Cintra, he was a managing director of The Carlyle Group, a private equity firm that manages over $220 billion, where he headed the firm’s U.S. venture capital fund
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Mr. Reese has served as a Director of The Maids International, a privately held franchisor of cleaning services, since July 2021.
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Previously, Mr. Reese was a managing director of Morgan Keegan & Company, where he served on the board of directors and was head of the Mergers and Acquisitions Group, co-head of Investment Banking, and president of the firm’s Merchant Banking subsidiary.
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He served as a Director of Oxford Finance Corporation, a privately-held specialty finance company, from 2002 to 2004 and as a Director of Local Vine, LLC, a privately-held retailer, from March 2019 to August 2019.

EDUCATION

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Mr. Reese graduated cum laude with a Bachelor of Arts from Harvard College and received an M.B.A. from Harvard Business School.

QUALIFICATIONS

We believe that Mr. Reese is well qualified to serve as a director due to his extensive experience in the financial services industry, business leadership and knowledge of financial markets.

TODD M. SINAI Independent Director Age: 53 Director Since: 2016 Committees: ● Compensation Committee Chair ● Nominating and Corporate Governance Committee Member

EXPERIENCE

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Dr. Sinai is one of our independent directors and has served as a member of our board of directors since October 2016.
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From November 2013 to October 2016 Mr. Sinai served as a member of the board of directors of Sutherland Asset Management Corporation which merged with our Company in October 2016 whereupon Mr. Sinai became a member of our board of directors.
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He is the David B. Ford Professor, Professor of Real Estate and Business Economics and Public Policy at The University of Pennsylvania—The Wharton School, where he has been a member of the faculty since 1997 and the Chairperson of the Real Estate Department since 2019.
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Dr. Sinai has particular expertise in commercial real estate and real estate investment trusts, real estate and public economics, risk and pricing in real estate markets, taxation of real estate and capital gains.

EDUCATION

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Dr. Sinai received a Ph.D. in Economics from the Massachusetts Institute of Technology and a Bachelor of Arts degree in Economics and Mathematics from Yale University.

QUALIFICATIONS

We believe that Dr. Sinai is well qualified to serve as a director due to his industry technical expertise and knowledge of financial markets.

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PROPOSAL 1: ELECTION OF DIRECTORS

Committee Matters

Our board of directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by our board of directors. A copy of each charter can be found on our website at www.readycapital.com.

AUDIT COMMITTEE

Messrs. Filipps (Chair), Nathan and Reese

Our board of directors has determined that all of the members of the Audit Committee are independent, as required by the NYSE listing standards for Audit Committee members, the Guidelines, and the independence standards adopted by our board of directors, as permitted by the Guidelines (the “Independence Standards”), and meet the requirements of the SEC rules governing the qualifications of Audit Committee members and the written charter of the Audit Committee. Our board of directors has also determined, based on its qualitative assessment of their relevant levels of knowledge and business experience, (see “Election of Directors—Information Regarding the Nominees for Election as Directors” for a description of Messrs. Filipps’, Nathan’s and Reese’s respective backgrounds and experience), that Messrs. Filipps, Nathan and Reese each are “financially literate” as required by the NYSE listing standards. In addition, our board of directors has determined that Messrs. Filipps, Nathan and Reese each qualify as an “Audit Committee financial expert” for purposes of, and as defined by, the SEC rules and has the requisite accounting or related financial management expertise required by NYSE listing standards. The Audit Committee, among other things, acts on behalf of our board of directors to discharge our board of directors’ responsibilities relating to our corporate accounting and reporting practices, the quality and integrity of our consolidated financial statements, our compliance with applicable legal and regulatory requirements, the performance, qualifications and independence of our external auditors, the staffing, performance, budget, responsibilities and qualifications of our internal audit function and reviewing its policies with respect to risk assessment and risk management. The Audit Committee is also responsible for reviewing with management and external auditors our interim and audited financial statements, as well as approving the filing of our interim and annual financial statements, meeting with officers responsible for certifying our annual report on Form 10-K or any quarterly report on Form 10-Q prior to any such certification and reviewing with such officers disclosures related to any significant deficiencies in the design or operation of internal controls. The Audit Committee is charged with periodically discussing with our external auditors such auditors’ judgments about the quality, not just the acceptability, of our accounting principles as applied in our consolidated financial statements. The specific responsibilities of the Audit Committee are set forth in its written charter.

COMPENSATION COMMITTEE

Messrs. Sinai (Chair) and Filipps and Ms. Mielle

Our board of directors has determined that all members of the Compensation Committee are independent as required by NYSE listing standards for Compensation Committee members, the Guidelines, the Independence Standards, and the written charter of the Compensation Committee. The Compensation Committee is responsible for, among other things, evaluating the performance of our Manager, reviewing the compensation and fees payable to our Manager under the Amended and Restated Management Agreement between us, Sutherland Partners, L.P. (the “Operating Partnership”) and our Manager dated as of May 9, 2016, as amended by the First Amendment to the Amended and Restated Management Agreement dated as of December 6, 2020 (the “Management Agreement”), preparing Compensation Committee reports, overseeing the activities of the individuals and committees responsible for administering our 2013 equity incentive plan (the “Prior Plan”) and determining the level of equity based compensation, in consultation with our executive officers, payable to the personnel of our Manager pursuant to such plan. Because

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the Management Agreement provides that our Manager is responsible for managing our affairs, our officers, who are employees of our Manager, do not receive cash compensation from us for serving as our officers, except that we pay the allocable share of the compensation of our Chief Financial Officer, Chief Operating Officer and Chief Credit Officer based on the percentage of their time spent managing our affairs. To the extent that we become responsible for paying the compensation or any other employee benefits of our Chief Executive Officer, the Compensation Committee will review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive Officer in light of those goals and objectives, and determine our Chief Executive Officer’s compensation level based on this evaluation. The Compensation Committee consults with our Manager when recommending to our board of directors the level of awards under the Prior Plan to be payable to the personnel of our Manager and our Manager’s affiliates.

Under the Management Agreement, we will reimburse our Manager for operating expenses related to us incurred by our Manager, including legal, accounting due diligence and other services. In addition, we may be required to pay our pro rata portion of rent, telephone, utilities, office furniture, machinery, and other office, internal and overhead expenses of our Manager and its affiliates required for our operations. The Compensation Committee is responsible for reviewing the information provided by our Manager to support the determination of our share of such costs. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee. The specific responsibilities of the Compensation Committee are set forth in its written charter.

During 2022, the Compensation Committee engaged Ferguson Partners Consulting, L.P. (“FPC”) to serve as its compensation consultant in reviewing and evaluating our officer and director compensation levels and program, including assistance with the establishment of a new equity incentive plan, with the goal of creating a fair, reasonable, and balanced compensation program that closely aligns the interest of our board of directors and executive officers with those of our stockholders and reflect current practices in the marketplace. FPC received instructions from, and reported to, the Compensation Committee on an independent basis. The Compensation Committee evaluated whether any services proposed to be performed during 2022 by FPC raised any conflict of interest and determined that it did not. FPC’s services to the Compensation Committee are discussed further below. See “Executive Compensation—Compensation Discussion and Analysis.” Other than as described herein, FPC did not provide other services to us or any of our affiliates during 2022.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Messrs. Reese (Chair), Sinai and Nathan and Ms. Mielle

Our board of directors has determined that all members of the Nominating and Corporate Governance Committee are independent as required by NYSE listing standards, the Guidelines, the Independence Standards and the written charter of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, reviewing periodically and making recommendations to our board of directors on the range of qualifications that should be represented on our board of directors and eligibility criteria for individual board membership, as well as seeking, considering and recommending to our board of directors qualified candidates for election as directors, and approving and recommending to the full board of directors the appointment of each of our directors. The Nominating and Corporate Governance Committee reviews and makes recommendations on matters involving the general operation of our board of directors and our corporate governance and recommends to our board of directors nominees for each committee of our board of directors, as needed. In addition, the committee annually facilitates the assessment of our board of directors’ performance as a whole and that of the individual directors and reports thereon to our board of directors. The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter.

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Corporate Governance

Corporate Governance Guidelines

Our board of directors has adopted the Guidelines which address the composition of our board of directors, its functions and responsibilities, its standing committees, director qualification standards, access to management and independent advisors, director compensation, management succession, director orientation and continuing education and the annual performance evaluation and review of our board of directors and committees. The Guidelines are available for viewing on our website at www.readycapital.com.

Director Independence

The Guidelines provide that a majority of the directors serving on our board of directors must be independent as required by NYSE listing standards. The Independence Standards, which include the NYSE’s independence standards, are available for viewing on our website at www.readycapital.com. Based upon its review of all relevant facts and circumstances, our board of directors has affirmatively determined that nine of our twelve nominees—Frank P. Filipps, Daniel J. Hirsch, Kevin M. Luebbers, Meredith Marshall, Pinkie D. Mayfield, Dominique Mielle, Gilbert E. Nathan, J. Mitchell Reese and Todd M. Sinai—qualify as independent directors under the NYSE listing standards and the Independence Standards.

Role of our Board and Risk Oversight

Pursuant to our charter and Bylaws, our business and affairs are managed under the direction of our board of directors. Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance and direction but is not involved in our day-to-day operations. Members of our board of directors keep informed of our business by participating in meetings of our board of directors and its committees, by reviewing analyses, reports and other materials provided to them and through discussions with our Manager and our executive officers.

In connection with their oversight of risk to our business, our board of directors and the Audit Committee consider feedback from our Manager concerning the risks related to our business, operations, and strategies. The Audit Committee discusses and reviews policies with respect to our risk assessment and risk management, including guidelines and policies to govern the process by which risk assessment and risk management is undertaken, the adequacy of our insurance coverage, our interest rate risk management, our counterparty and credit risks, our capital availability, and refinancing risks. Our Manager regularly reports to our board of directors on our leverage policies, our asset origination and acquisition processes, any asset impairments, and our qualification as a REIT and whether we remain excluded from registration as an investment company under the Investment Company Act of 1940, as amended. Members of our board of directors routinely meet with our Manager and our executive officers, as appropriate, in connection with their consideration of matters submitted for the approval of our board of directors and the risks associated with such matters.

Our board of directors believes that its composition protects stockholder interests and provides sufficient independent oversight of our Manager. A majority of our current directors are “independent” under NYSE standards, as more fully described elsewhere in this Proxy Statement. The independent directors meet separately from the personnel of our Manager on at least a quarterly basis and are very active in the oversight of our Company. The independent directors oversee such critical matters as the integrity of our financial statements, the evaluation and compensation of our Manager and the selection and evaluation of directors.

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Each independent director has the ability to add items to the agenda of board of directors’ meetings or raise subjects for discussion that are not on the agenda for that meeting. In addition, our board of directors and each board of directors committee have complete and open access to our Manager and its officers, employees and other personnel who support our Manager in providing services to us under the Management Agreement.

The board of directors believes that it should remain free to determine whether these positions should be combined or separated based on circumstances and the composition of the board of directors at any given time. The board of directors has determined that a combined Chairman and Chief Executive Officer is in the best interests of the company at this time and has chosen Thomas E. Capasse, who is our Chief Executive Officer, to serve also as the Chairman of the Board. Our board of directors believes that its majority independent composition and the roles that our independent directors perform, provide effective corporate governance at the board of directors’ level and independent oversight of both our board of directors and our Manager. Our board believes that current governance structure, when combined with the functioning of the independent director component of our board of directors and our overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of our business and affairs.

Code of Ethics

Our board of directors has adopted a Code of Ethics (the “Code of Ethics”). Our Code of Ethics applies to our officers, directors, employees, and independent contractors and to our Manager’s officers, directors, and employees. Among other matters, our Code of Ethics is designed to deter wrongdoing and promote:

honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

full, fair, accurate, timely and understandable disclosure in our public communications;

compliance with applicable governmental laws, rules and regulations;

prompt internal reporting of violations of the Code of Ethics to appropriate persons identified in the code; and

accountability for adherence to the Code of Ethics.

Any waiver of the Code of Ethics for our executive officers or directors may be made only by our board of directors or one of its committees and will be promptly disclosed on our website at www.readycapital.com if and to the extent required by law or stock exchange regulations. The Code of Ethics is available for viewing on our website at www.readycapital.com.

Review, Approval or Ratification of Transactions with Related Persons

We have a Related Party Transaction Policy in place that sets forth the procedures for review, approval and monitoring of transactions involving us and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of our outstanding capital stock). Furthermore, our Code of Ethics contains a conflicts of interest policy that prohibits our directors, officers and employees from engaging in any transaction that involves an actual conflict of interest with us as determined by a majority of our directors. Additionally, we will not purchase any assets from, or issued by, certain other funds and managed accounts for which our Manager serves as the investment adviser or any entity managed by our Manager or our Manager’s affiliates or sell any asset to any such entity without the consent of a majority of our board of directors, including a majority of our independent directors. See “Certain Relationships and Related Transactions—Conflicts of Interest and Related Party Transactions.”

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Identification of Director Candidates

The Nominating and Corporate Governance Committee is responsible, pursuant to the Guidelines and its charter, for identifying director candidates for our board of directors and for recommending director candidates to our board of directors for consideration as nominees to stand for election at our annual meetings of stockholders. Director candidates are recommended for nomination for election as directors in accordance with the procedures set forth in the charter of the Nominating and Corporate Governance Committee.

We seek highly qualified director candidates from diverse business, professional and educational backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional ethics, integrity, and values. The Nominating and Corporate Governance Committee periodically reviews the appropriate skills and characteristics required for our directors in the context of the current composition of our board of directors, operating requirements, and the long-term interest of our stockholders. In accordance with the Guidelines, directors should possess the highest personal and professional ethics, integrity and values, exercise good business judgment and be committed to representing our long-term interest and those of our stockholders and have an inquisitive and objective perspective, practical wisdom, and mature judgment. The Nominating and Corporate Governance Committee reviews director candidates with the objective of assembling a slate of directors that can best fulfill and promote our goals and recommends director candidates based upon contributions they can make to our board of directors and management, and their ability to represent our long-term interests and those of our stockholders. One factor that our board of directors and the Nominating and Corporate Governance Committee consider is the importance to the Company of diversity in the board room, including diversity in gender, race, ethnicity, and age, as well as among our directors’ fields of expertise, industry experience, and geographic location, and the contribution that directors with different work and life experiences and perspectives can bring to our strategic thinking and the manner in which our business and affairs are supervised by our board of directors.

Upon determining the need for additional or replacement board members, the Nominating and Corporate Governance Committee identifies director candidates and assesses such director candidates based upon information it receives in connection with the recommendation or it otherwise possesses, which assessment may be supplemented by additional inquiries. In conducting this assessment, the Nominating and Corporate Governance Committee considers knowledge, experience, skills, diversity, and such other factors as it deems appropriate in light of our current needs and those of our board of directors. The Nominating and Corporate Governance Committee may seek input on such director candidates from other directors, including the Chairman of our board of directors, and other personnel of our Manager and recommends director candidates to our board of directors for nomination. The Nominating and Corporate Governance Committee does not solicit director nominations, but it will consider recommendations by stockholders with respect to elections to be held at an annual meeting, so long as such recommendations are sent on a timely basis in accordance with the advanced notice procedures set forth in our Bylaws as described below and in accordance with applicable law. The Nominating and Corporate Governance Committee will evaluate nominees recommended by stockholders against the same criteria that it uses to evaluate other nominees. The Nominating and Corporate Governance Committee may, in its sole discretion, engage one or more search firms or other consultants, experts or professionals to assist in, among other things, identifying director candidates or gathering information regarding the background and experience of director candidates. If the Nominating and Corporate Governance Committee engages any such third party, the Nominating and Corporate Governance Committee will have sole authority to approve any fees or terms of retention relating to these services.

To submit a director candidate for consideration for nomination at our 2024 annual meeting of stockholders, stockholders must submit the recommendation, in writing, by March 5, 2024, but in no event earlier than February 4, 2024. The written notice must set forth the information and include the materials required by our Bylaws for advance

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notice of stockholder nominations. The advanced notice procedures set forth in our Bylaws do not affect the right of stockholders to request the inclusion of proposals in our Proxy Statement pursuant to SEC rules. See “Submission of Stockholder Proposals” for information regarding providing timely notice of stockholder nominees and stockholder proposals under SEC rules.

Any such nomination should be sent to Andrew Ahlborn, our Secretary, at Ready Capital Corporation, 1251 Avenue of the Americas, 50th Floor, New York, New York 10020, and, to the extent applicable, must include the information and other materials required by our Bylaws.

Policy On Hedging Transactions

We prohibit our named executive officers, directors, employees, associates, and independent contractors as well as officers, employees, and affiliates of our Manager from engaging in hedging transactions involving our securities (which include any securities issued by, or convertible or exchangeable for securities issued by, us or our subsidiaries). Prohibited hedging transactions include the use of financial instruments such as puts, calls, prepaid variable forward contracts, equity swaps, short sales, collars, and exchange funds. This prevents such persons from continuing to own our securities without having the full risks and rewards of ownership, which could cause such persons to have objectives that are not aligned with the other stockholders. Effective January 2023, we also prohibit our executive officers and independent directors from pledging any shares of our Common Stock received through the vesting of equity awards granted by the Company or borrowing against an account in which such Common Stock is held.

Stock Ownership Guidelines

The Nominating and Corporate Governance Committee believes that stock ownership by our independent directors and certain of our executive officers is important to further align the interests of these individuals with those of our stockholders and expects these individuals to acquire significant ownership of equity in the Company (“Company Equity”). Our board of directors previously adopted minimum equity ownership guidelines for our independent directors requiring each independent director to maintain a minimum number of shares of Common Stock having a market value equal to or greater than a multiple of five times such independent director’s annual cash retainer (excluding any portion of the retainer fee representing additional compensation for being a committee chairman). These mandatory ownership guidelines are intended to create a clear standard that encourages independent directors to remain invested in the performance of our stock price.

In February 2021, after considering feedback received from certain stockholders regarding the application of stock ownership guidelines to our executive officers, our Nominating and Corporate Governance Committee determined that it was appropriate to adopt minimum stock ownership guidelines for certain of our named executive officers, such as our Chief Financial Officer, Chief Operating Officer, and Chief Credit Officer, who are employees of our Manager and are exclusively dedicated to our affairs, as well as certain other employees of our Manager who provide services to us. Accordingly, we have adopted minimum equity ownership guidelines requiring our Chief Financial Officer, Chief Operating Officer, and Chief Credit Officer to maintain a minimum number of shares of Common Stock having a market value equal to or greater than a multiple of three times such named executive officer’s base salary, and which also require certain other employees of our Manager that provide services to us to maintain a minimum number of shares of Common Stock having a market value equal to or greater than a multiple of two times such person’s base salary.

For purposes of the ownership guidelines, stock ownership includes any class of our equity securities, whether held directly or indirectly. Unvested shares of restricted Common Stock and unvested RSUs are not included for purposes

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of achievement of the stock ownership guidelines. Effective January 2023, each individual subject to the guidelines has five years from the date he or she becomes subject to the ownership guidelines to satisfy his or her respective requirements and come into compliance with the guidelines.

The Nominating and Corporate Governance Committee reviewed the holdings of our independent directors and named executive officers and other persons subject to these guidelines as of December 31, 2022 and determined that such persons were in compliance with these mandatory ownership guidelines either due to ownership of the requisite number of shares or because the individual was within the time period permitted to attain the required level of ownership.

Personal Loans to Executive Officers and Directors

We comply with, and operate in a manner consistent with, applicable law prohibiting extensions of credit in the form of personal loans to or for the benefit of our directors and executive officers.

Director Attendance at Annual Meetings of Stockholders

We have scheduled a board meeting in conjunction with our annual meeting of stockholders and, as set forth in the Guidelines, our policy is to encourage and promote the attendance by each director at all scheduled meetings of our board of directors and all meetings of our stockholders.

Communications with our Board of Directors

Stockholders or other interested parties may communicate in writing with our directors, a committee of our board of directors, our independent directors as a group or our board of directors generally. Any such communications may be sent to our board of directors by U.S. mail or overnight delivery and should be directed to our Secretary at Ready Capital Corporation, 1251 Avenue of the Americas, 50th Floor, New York, New York 10020, who will forward them to the intended recipient(s). Any such communications may be made anonymously. Unsolicited advertisements, invitations to conferences or promotional materials, at the discretion of our Secretary, are not required, however, to be forwarded to the directors.

Executive Sessions of Independent Directors

The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of our board of directors. These executive sessions of our board of directors will be presided over by the Chairman of the Audit Committee.

Corporate Governance Review

In overseeing our corporate policies and our overall performance and direction, our board of directors operates in what it believes are the long-term best interests of our Company and our stockholders. In operating under these principles, our board of directors regularly reviews our corporate governance structure and considers whether any changes are necessary or desirable. As part of this review, our board of directors has nominated three female directors, one of whom self-identifies as an underrepresented minority, and one male director who self-identifies as an underrepresented minority to stand for election at the Annual Meeting and adopted a number of corporate governance guidelines to better align the interests of our directors and certain executive officers with those of our stockholders, including minimum equity ownership guidelines for our directors and certain executive officers.

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Exchange Act.

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Delinquent Section 16(a) Reports

The members of our board of directors, the executive officers of the Company and persons who hold more than 10% of our common stock (collectively, the “Reporting Persons”) are subject to the reporting requirements of Section 16(a) of the Exchange Act, which require them to file reports with respect to their ownership of the Company’s securities on Form 3 and transactions in the Company’s securities on Forms 4 or 5. Based solely on its review of the copies of such forms received by it and written representations from the Company’s executive officers and directors, the Company believes that, for the fiscal year ended December 31, 2022, the Section 16(a) filing requirements were complied with by all the Reporting Persons during and with respect to such year, with the exception of the following: Mr. Julius W. Erving II did not timely file his initial report on Form 3 and a Form 4 with respect to one transaction. Mr. Erving subsequently filed the necessary Form 3 and Form 4.

Compensation of Independent Directors

We pay compensation for service as a director only to those directors who are independent under the NYSE listing standards. During the year ended December 31, 2022, each independent director received an annual cash director's fee of $85,000 and an annual equity award of $110,000 in value of restricted Common Stock, prorated for time served as a director. In addition, the chair of the Audit Committee received an annual cash retainer of $20,000 and Audit Committee members serving in a non-chairman role received an additional cash retainer of $10,000. The chair of the Compensation Committee received an additional cash retainer of $15,000 and Compensation Committee members serving in a non-chairman role received an additional cash retainer of $7,500. The chair of the Nominating and Corporate Governance Committee received an additional cash retainer of $10,000 and Nominating and Corporate Governance Committee members serving in a non-chairman role received an additional cash retainer of $5,000. We reimbursed all members of our board of directors for their travel expenses incurred in connection with their attendance at full meetings of our board of directors and its committees.

Our independent directors are also generally eligible to receive restricted stock units (“RSUs”), restricted Common Stock, options and other equity-based equity awards under the Prior Plan.

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2022 Director Compensation

The following table summarizes the 2022 annual compensation received by our independent directors.

	Fees Earned or
	Paid in	Restricted
Name	Cash ($)(1)	Stock Awards ($)(2)	Total ($)

Julius W. Erving(3)	46,042	58,057	104,099
Frank P. Filipps	112,500	110,000	222,500
Meredith Marshall(4)	7,083	9,166	16,249
Dominique Mielle	97,500	110,000	207,500
Gilbert Nathan	100,000	110,000	210,000
J. Mitchell Reese	105,000	110,000	215,000
Todd M. Sinai	105,000	110,000	215,000
(1)	Annual board fees and annual chair and committee service fees paid to independent directors in 2022.
(2)	The aggregate grant date fair value of awards granted in 2022 based on the stock price on the grant date and calculated under FASB ASC Topic 718. The shares of restricted Common Stock vest in equal quarterly installments over a one-year period. Dividends are to be paid on unvested shares of restricted Common Stock at the same rate and at the same time as dividends on the Company’s Common Stock.
(3)	Mr. Erving resigned from our board of directors effective September 27, 2022.
(4)	Mr. Marshall was appointed to our board of directors effective December 1, 2022.

To align the interests of our independent directors and stockholders, we have adopted stock ownership guidelines for our independent directors, as well as certain executive officers, that require these individuals to achieve significant ownership of equity in the Company. See “Corporate Governance–Stock Ownership Guidelines.”

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OUR COMPANY

Ready Capital is a non-bank real estate and small business lender that has provided more than $50 billion in capital nationwide. The company lends up to $100 million on multifamily and commercial real estate, delivering value-add bridge loans and fixed rate financings for stabilized assets. Ready Capital is a top 5 approved Freddie Mac Small Balance Loan (“SBL”) lender as well a top 10 Small Business Administration Preferred Lender. Ready Capital also provides residential mortgage financing through its wholly owned subsidiary, GMFS Inc.

Formed in 2011, Ready Capital is a publicly traded mortgage REIT (NYSE: RC), and is externally managed by Waterfall Asset Management, LLC., a NY-based SEC registered investment advisor with $11.2 billion in assets under management as of December 31, 2022.

RC NYSE Ticker
		$218.7M Distributable Net Income	12.8% Distributable ROE	$7.4B Originations

2022 COMPANY PERFORMANCE
600+ Employees	9 Offices

		$15.20 BVPS	1.5X Recourse Leverage Ratio	12.3% Dividend Yield
$1.9BN Capitalization	5,300+ Loan Count

Our People

In our recruitment efforts, we strive to have a diverse group of candidates to consider for roles and aim to both attract and retain exceptionally skilled employees through a culture designed to foster and encourage performance, integrity, and inclusion. We and our Manager invest heavily in developing and supporting our employees throughout their careers. We have over 600 employees across offices located in Texas, Florida, Louisiana, New Jersey, New York, and various branch locations primarily located throughout the southeastern United States.

We believe that our people are the foundation of our success and are committed to ensuring that they are engaged both professionally and socially. We encourage the professional development of our employees through regular in-person trainings and online learning resources. For example, we provide our employees with unlimited access to hundreds of courses on topics ranging from SBA lending, commercial real estate lending, Excel, PowerPoint, management, and leadership. We also provide quarterly in-person trainings in multiple locations that focus on

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reinforcing a culture of collaboration and teamwork as well as developing our four core values of Responsiveness, Creative, Personal and Dependable.

OUR CORE VALUES

RESPONSIVENESS	CREATIVE	PERSONAL	DEPENDABLE
We embrace the importance of prompt communication in every aspect of our business. Our flat organizational structure enables quick, qualified answers for our clients.	We think outside the box. We approach every transaction on its own merits to craft customized lending solutions that meet the unique needs of our clients.	Our business value is built on the strength of our client and team member relationships. Every handshake is a new opportunity to deepen the connections that make our business thrive.

We produce results with confidence when others can’t, and readily stake our reputation on our ability to perform. We say what we mean, mean what we say and place a high premium on transparent communication.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE POLICY

Ready Capital takes action to consider how our activity impacts those in our community—both locally and globally. Ready Capital recognizes the need for our corporate responsibility with respect to environmental, social and governance (“ESG”) considerations in order to help build a sustainable future. Even as commercial enterprises strive to excel, businesses have embraced the challenge of contributing to a better world, adopting a vision that is encapsulated in the mindset of ESG. As a fiduciary to our stockholders, Ready Capital is committed to taking the necessary steps to create positive impacts, while generating consistent returns and protecting stockholders’ economic and reputational interests. With these goals in mind, Ready Capital has adopted an Environmental, Social, and Governance Policy (the “ESG Policy”). The ESG Policy addresses the specific businesses, opportunities and operations entered into and undertaken by the operating companies of Ready Capital and is intended to supplement the ESG policy of our Manager.

Our ESG commitment includes:

ENVIRONMENTAL POLICY

Ready Capital recognizes the direct impact our daily operations and employees have on the world around us, and we are committed to doing our part by limiting our environmental footprint. We have implemented environmental controls in our business operations by adhering to general corporate sustainability practices such as energy reduction through energy efficient products, waste management through recycling and water usage through filtered water dispensers. We make certain to comply with all applicable local laws and look for opportunities where we can improve even further.

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SOCIAL

Human capital is crucial to any organization. Ready Capital understands the need to foster a workplace which allows employees to feel safe, protected, encouraged, and empowered. We believe we have implemented the proper framework to achieve these objectives. Our corporate policies drive a commitment to diversity and inclusion. We believe having such a commitment is the right thing to do and enhances our ability to help our clients achieve their financial goals. We welcome qualified candidates and provide all employees the opportunity to learn, develop and grow without discriminating based on race, ethnicity, color, gender, national origin, age, religion, socioeconomic background, sexual orientation, or physical ability. Our commitment to diversity and inclusion is rooted in three guiding principles (1) Our organization is enhanced when diverse viewpoints are present, analyzed, understood, and respected; (2) Leadership potential is enhanced when one is able to constructively interact with others from all walks of life; and (3) Our experiences are enhanced by having positive contact with an ever-changing, but increasingly interconnected, world. We believe our employees succeed and develop when they are exposed to multiple perspectives. We strongly endorse our culture that respects the uniqueness of its members.

GOVERNANCE

The business and affairs of Ready Capital are conducted by its officers and employees, under the direction of the Chief Executive Officer and the oversight of the Company’s board of directors. As a whole, and through its committees, our board of directors oversees management and acts in a manner that helps assure that the long-term interests of the stockholders are served with the utmost commitment to integrity. Management, at the direction of our board of directors, strives to provide all employees with necessary training tools to allow for a continued commitment to the highest standards of ethical, moral, and legal business conduct.

Consistent with this undertaking, and the Company’s encouragement of open communication, the ESG Policy
(1) provides an avenue for employees, as well as Company contractors, subcontractors, and agents, to report serious improper conduct; and (2) provides that they will be protected from retaliation for reporting serious improper conduct in good faith. All officers, directors and employees of the Company and its subsidiaries have a responsibility to guard against and report any questionable or unethical related actions that can subject the Company or its personnel to civil or criminal liability.

Our ESG commitment includes:

   Over $21 billion of investments into affordable housing through SBC and residential lending segments. This includes a $70 million acquisition of the Redstone Companies in July 2021 to expand our capabilities in affordable multifamily housing.

   Facilitated $6.2 billion of Low-Income Housing Tax Credit financing for 73,000 apartment units in affordable and mixed income rental properties.

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OUR COMPANY

   Maintaining an environmental policy that applies to all real estate collateral underlying our loans. Our Manager conducts thorough due diligence that is reviewed by specialized environmental counsel. The due diligence our Manager performs on each of our investments includes as applicable, environmental reports to identify and evaluate potential environmental hazards, including ground water pollution, polychlorinated biphenyls, lead paint, asbestos, and radon gas. We may also include specific requirements in our loan documents, including the potential use of environmental insurance, to ensure the completion of any required remediation. Compliance is monitored by the Company’s asset management team. We utilize a Phase I environmental site assessment to identify environmental conditions that may have a material impact on the property being assessed.

   We provided capital to a manufacturer of solar panels through investment in Commercial Property Assessed Clean Energy (C-PACE) financing.

   Provided over $5.0 billion of PPP loans, the majority of which were under $25,000, to small businesses disproportionately comprised of minority/women-owned small businesses.

   Originated more than 1,000 agency small balance multifamily loans totaling $2.8 billion since 2015.

   Provided $1.0 billion of financing to assist more than 1,000 small businesses including those owned by veterans (6%), and minorities or women (45%) under the SBA 7(a) guaranteed loan program.

   Supported military veterans and families as a sponsor of Military Makeover television show airing on Lifetime and Armed Forces Network. In addition, Ready Capital offers preferred pricing to veteran business owners.

   We are committed to giving back to our communities. We host an annual Volunteer Day in which employees participate in one common volunteer activity nationwide. Employees also participate in quarterly volunteer committee meetings, during which employees discuss and put into action their ideas on how we can participate in local events to support the community, such as toy drives, food drives, providing school supplies and more.

   Efforts to foster a diversified workplace with approximately 44% of all employees identifying as female (15% of senior leadership) and approximately 32% of employees who identify as racially diverse. We believe having such a commitment is the right thing to do and enhances our ability to help our clients achieve their financial goals. We welcome qualified candidates and provide all employees the opportunity to learn, develop and grow without discriminating based on race, ethnicity, color, gender, national origin, age, religion, socioeconomic background, sexual orientation, or physical ability.

   We offer a comprehensive benefits program including, among other things:

●	A 401(k) plan with a company match incentive;
●	Medical, prescription, dental and vision insurance coverage for individuals and their families;
●	Subsidized life and disability insurance;
●	Paid parental and primary caregiver leave; and
●	Unlimited paid time off for holidays, personal days and vacation with manager approval.

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OUR COMPANY

STOCKholder Outreach and Engagement

We believe that fostering long-term relationships with our stockholders and maintaining their trust is a key Company objective and recognize the value of listening to and understanding their perspectives about our business. We conduct stockholder outreach year-round to proactively address issues on a broad array of topics that are important to existing and potential stockholders. Management uses this information to provide updates on a regular basis to our board of directors, who in turn takes such feedback into consideration when overseeing the Company’s strategy, formulating corporate governance and ESG practices and evaluating executive compensation practices.

For example, in response to feedback received from our stockholder engagement activities, in the past two years we have further strengthened our corporate governance by appointing three female directors, one of whom self-identifies as an underrepresented minority, and one male director who self-identifies as an underrepresented minority, each of whom is nominated to stand for election at the Annual Meeting, and adopting certain best practices, such as minimum equity ownership guidelines for independent directors as well as certain employees of our Manager who serve as our executive officers, a policy prohibiting hedging transactions by our named executive officers, directors, employees and other persons, and we have developed a compensation framework that will introduce objective Company and individual performance metrics for the annual cash incentive bonus compensation of those executives whose compensation we reimburse under the Management Agreement, including our Chief Financial Officer, Chief Credit Officer and Chief Operating Officer. See “Executive Compensation—Compensation Discussion and Analysis—Executive Compensation Strategy.” At our 2020 annual meeting, we also provided our stockholders with the opportunity to indicate whether we should hold an advisory vote on our named executive officers’ compensation every one, two or three years. Based on the preference expressed by our stockholders, as well as other factors, our board of directors decided to conduct an advisory vote on executive compensation annually.

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OUR COMPANY

Information Regarding Our Executive Officers

We are externally managed and advised by our Manager. We rely on our Manager to provide or obtain, on our behalf, the personnel, and services necessary for us to conduct our business. Pursuant to the terms of our Management Agreement, our Manager and its affiliates provide us with our management team, including our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Investment Officer, and Chief Credit Officer, along with appropriate support personnel. All officers of the company are employees of Waterfall or its affiliates.

ANDREW AHLBORN Chief Financial Officer Age: 39

EXPERIENCE

●
Mr. Ahlborn has served as our Chief Financial Officer since March 2019.
●
Mr. Ahlborn joined our Manager in 2010 and served as Controller of Ready Capital from 2015 to 2019. Having focused on Ready Capital since its formation in 2011, Mr. Ahlborn has served a vital role in many significant corporate transactions since our inception.
●
Prior to joining our Manager he worked in Ernst & Young, LLP’s Financial Services Office.

EDUCATION

●
Mr. Ahlborn received a Bachelor of Science degree in Accounting from Fordham University’s Gabelli School of Business and a Master of Business Administration degree from Columbia Business School.
●
He is a licensed Certified Public Accountant in New York.

GARY TAYLOR Chief Operating Officer Age: 64

EXPERIENCE

●
Mr. Taylor has served as our Chief Operating Officer since April 2019. Prior to joining our Manager, Mr. Taylor served as President and Chief Operating Officer of Newtek Business Credit from May 2015 to March 2019.
●
From 2013 to 2015, Mr. Taylor was Managing Director at Brevet Capital Management, and before that he was Chief Operating Officer of CIT Small Business Lending from 2007 to 2013.
●
Earlier in his career, Mr. Taylor held numerous roles within the financial services industry including at Lehman Brothers, Moody’s Investor Service, AT&T Capital Corporation, Resolution Trust Corporation, First Chicago Bank & Trust, and Chase Manhattan Bank.

EDUCATION

●
Mr. Taylor received a Bachelor of Science degree, with Honors, in Business from Florida A&M University.

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OUR COMPANY

ADAM ZAUSMER Chief Credit Officer Age: 45

EXPERIENCE

●
Mr. Zausmer has served as our Chief Credit Officer since July 2021. Prior to joining our Manager in 2013, Mr. Zausmer was a Senior Underwriter with JPMorgan Chase’s Commercial Term Lending business.
●
Prior to JPMorgan Chase, he was a Vice President on the Credit Risk Management team at Credit Suisse.
●
Mr. Zausmer began his career as a Management Associate within Citigroup’s Global Shared Services division and transitioned to the Residential Real Estate business as a Senior Credit Risk Analyst.

EDUCATION

●
Mr. Zausmer received a Bachelor of Science degree in Business Administration from the University of Buffalo and a Master of Science degree in Real Estate from New York University.

For the biography of Mr. Capasse and Mr. Ross, please see “Election of Directors—Information Regarding the Nominees for Election as Directors.”

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EXECUTIVE COMPENSATION

26	Compensation Discussion and Analysis
27	Executive Compensation Strategy
27	Annual Cash Incentive Program
32	Equity Compensation
34	Compensation Committee Report
35	Summary Compensation Table
38	Potential Payments Upon Termination or Change in Control
38	Pay Ratio Disclosure
39	Pay versus Performance

Compensation Discussion and Analysis

NAMED EXECUTIVE OFFICER	TITLE/ROLE
Thomas E. Capasse	Chief Executive Officer and Chief Investment Officer
Jack J. Ross	President
Andrew Ahlborn	Chief Financial Officer
Gary Taylor	Chief Operating Officer
Adam Zausmer	Chief Credit Officer

This compensation discussion and analysis describes our compensation objectives and policies, including in relation to compensation received for the year ended December 31, 2022, by our named executive officers, Thomas E. Capasse, our Chief Executive Officer and Chief Investment Officer, Jack J. Ross, our President, Andrew Ahlborn, our Chief Financial Officer, Gary Taylor, our Chief Operating Officer, and Adam Zausmer, our Chief Credit Officer.

We are managed by our Manager pursuant to the Management Agreement whereby we pay our Manager a management fee and incentive distribution and reimburse our Manager for (i) the allocable share of the compensation of our Chief Financial Officer, Chief Operating Officer, and Chief Credit Officer and (ii) the allocable share of the compensation of other personnel hired by our Manager who are dedicated primarily to us, based on the percentage of time spent managing our affairs. For details regarding payments under the Management Agreement, see “Certain Relationships and Related Transactions—Management Agreement.”

Our named executive officers are employees of our Manager or one of its affiliates and do not receive cash compensation from us for serving as our executive officers. We do not pay or reimburse our Manager for any portion of the cash compensation that is paid by our Manager and its affiliates to Mr. Capasse, our Chief Executive Officer and Chief Investment Officer, or Mr. Ross, our President.

We are responsible for reimbursing our Manager for the compensation paid to our Chief Financial Officer, Chief Credit Officer and Chief Operating Officer, who are exclusively dedicated to our affairs. Our Compensation Committee has also, from time to time, granted long-term equity-based awards to certain of our named executive officers pursuant to the Prior Plan. These awards are designed to support our objectives of aligning the interests of our named executive officers with those of our stockholders, promoting our long-term performance and value creation, and retaining these individuals who are critical to our growth and long-term success. A discussion of our and our Manager’s compensation

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strategy and the compensation we reimbursed to our Manager for our Name Executive Officers in respect of the performance year ended December 31, 2022 is set forth below.

Executive Compensation Strategy

We were pleased that approximately 85% of the votes cast by our stockholders at our 2022 annual meeting of stockholders supported our say-on-pay advisory vote on executive compensation. The Compensation Committee continuously examines and assesses our executive compensation practices relative to our compensation philosophy and objectives, as well as competitive market practices. As part of the Compensation Committee’s evaluation of our compensation strategy, in 2021, the Compensation Committee determined that it would be appropriate to recommend that our Manager take a more formulaic approach with respect to the compensation of those executive officers whose compensation we reimburse under the Management Agreement, including our Chief Financial Officer, Chief Credit Officer and Chief Operating Officer. The Company engaged FPC as an independent compensation consultant to assist in developing objective performance standards for the annual cash incentive bonus plan for 2022 and long-term equity grants for the performance year 2022, which were granted to these officers in February 2023. FPC met with the Manager and our Compensation Committee on several occasions to discuss guiding principles, competitive market trends, peer group pay practices and other compensation considerations.

Annual Cash Incentive Program. Consistent with the Compensation Committee’s focus on incentive compensation that aligns executive compensation with our overall performance, the Compensation Committee recommended and our board of directors and our Manager approved the framework for the annual cash incentive bonus plan for 2022, which provides for a formulaic approach to aligning executive compensation with objective performance criteria, both for the individual executive officers and for the Company as a whole.

Under the annual cash incentive bonus plan for 2022, our Chief Financial Officer, Chief Operating Officer and Chief Credit Officer have the opportunity to earn threshold, target or maximum incentive cash bonus amounts based on the levels of achievement of the criteria described above. Whether any of the threshold, target or maximum bonus levels are attained will be determined by the Compensation Committee based on achievement of the criteria described above, including the discretionary component, and the weighting of each criterion.

Long-term Equity Awards. The Compensation Committee believes that equity-based incentives are an effective means of motivating and rewarding long-term Company performance and value creation. In addition, equity-based incentives appropriately align the interests of management with those of our stockholders. In February 2021, based on a comprehensive review of our equity compensation program, the Compensation Committee modified our equity compensation program to incorporate performance-based equity awards that are tied to the Company’s achievement of pre-defined performance metrics. The Compensation Committee determined that long-term equity awards in respect of the applicable performance year will include performance-based equity awards, in addition to time-based awards, which require the achievement of market-based performance measures, including return on equity capital and total stockholder return (TSR) relative to an executive compensation peer group (as set forth below), measured over a cumulative three-year period. In addition, the long-term equity awards incorporate levels of opportunity which

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determine the amount of awards that will actually be earned by the executive officer. As a result of these modifications, our long-term equity compensation program includes the following features:

   Allocation of Awards: Year-end equity-based awards are allocated 50% to time-based equity awards that vest based on continued employment or service over a three-year vesting period and 50% to performance-based equity awards that remain at risk and are subject to forfeiture subject to the achievement pre-established metrics over a three-year performance period.

   Performance-Based Vesting Criteria: Metrics for performance-based equity awards are tied solely to Company performance, including return on equity capital and TSR relative to an executive compensation peer group, each measured over a cumulative three-year period.

   Payout Opportunities: The performance-based equity awards incorporate three levels of opportunity –threshold, target and maximum – which determine the amount of the performance-based equity awards that will be earned.

Long-term Equity Awards. The executive compensation peer group (the “peer group”) used to evaluate and determine total compensation for Messrs. Ahlborn, Taylor and Zausmer are set forth below. Each component company is an internally managed company with an emphasis on mortgage financing and fits within the size parameters approved by the Compensation Committee (market capitalization and total enterprise value of 0.3x to 3.0x of the Company’s market capitalization and total enterprise value).

• Arbor Realty Trust, Inc.	• MFA Financial, Inc.
• BrightSpire Capital, Inc.	• Mr. Cooper Group, Inc.
• Chimera Investment Corporation	• New York Mortgage Trust, Inc.
• Dynex Capital, Inc.	• Radian Group Inc.
• Hannon Armstrong Sustainable Infrastructure Capital, Inc.	• Redwood Trust, Inc.
• iStar Inc.	• Two Harbors Investment Corp.
• Ladder Capital Corp.	• Walker & Dunlop, Inc.

Executive Compensation for the 2022 Performance Year. Our named executive officers are employees of our Manager and are compensated by our Manager and its affiliates under compensation arrangements made with and determined by our Manager and its affiliates. Our Manager consults with the Compensation Committee and our board of directors regarding the philosophy, process and structure of compensation of these named executive officers, and the Compensation Committee reviews the allocable share of the compensation of our Manager’s personnel, including our Chief Financial Officer, Chief Credit Officer and Chief Operating Officer, that we reimburse to our Manager under the Management Agreement. Consistent with our compensation strategy, our Manager’s compensation philosophy is to seek to align the interests of its professionals with those of its investors and investors in the vehicles that it manages, including us.

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ANNUAL Cash Incentive Program

Consistent with the Compensation Committee’s focus on incentive compensation that aligns executive compensation with our overall performance, the Compensation Committee recommended and our board of directors and our Manager approved the framework for the annual cash incentive bonus plan for 2022, which provides for a formulaic approach to aligning executive compensation with objective performance criteria, both for the individual executive officers and for the Company as a whole. The annual cash incentive bonus plan for 2022 includes the following performance criteria for evaluation of the Company’s performance and the performance of Messrs. Ahlborn, Taylor and Zausmer, whose salaries we reimburse to our Manager under the Management Agreement:

	2022 Annual Cash Bonus Metric Weightings

				Portfolio		Segment Core
	Distributable		Platform	Performance	Enterprise	Net Income
Name	ROE(1)	Relative TSR(2)	Growth(3)	(Losses)(4)	Growth(5)	Contribution(6)	Individual(7)

Andrew Ahlborn	40%	10%	—	—	20%	—	30%
Gary Taylor	40%	10%	5%	—	—	15%	30%
Adam Zausmer	40%	10%	10%	10%	—	—	30%
(1)	Distributable ROE is calculated as the amount of 2022 distributable earnings returned as a percentage of average stockholders’ equity. For purposes of the annual cash bonus plan, the Company defines distributable earnings as net income adjusted for unrealized gains and losses related to certain mortgage-backed securities (“MBS”) not retained by the Company as part of its loan origination business, realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights (“MSR”), unrealized current non-cash provision for credit losses on accrual loans and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, merger related expenses, or other one-time items. We selected Distributable ROE because we believe it is the most relevant metric for determining ongoing profitability period over period.
(2)	Ready Capital’s TSR relative to the TSR of the following companies: Acres Commercial Realty Corp., Apollo Commercial Real Estate Finance, Inc., Arbor Realty Trust, Inc., Ares Commercial Real Estate Corporation, Blackstone Mortgage Trust, Inc., BrightSpire Capital, Inc., Broadmark Realty Capital Inc., Cherry Hill Mortgage Investment Corporation, Chimera Investment Corporation, Granite Point Mortgage Trust Inc., Invesco Mortgage Capital Inc., KKR Real Estate Finance Trust Inc., Ladder Capital Corp., MFA Financial, Inc., New York Mortgage Trust, Inc., PennyMac Mortgage Investment Trust, Redwood Trust, Inc., Starwood Property Trust, Inc., TPG Real Estate Finance Trust, Inc. and Two Harbors Investment Corp. We selected relative TSR because we believe it is the most comparative measure of shareholder return across the peer group.
(3)	Includes both commercial real estate (CRE) origination and acquisition volumes and small business (SBA) origination volumes. We selected platform growth as a metric for Messrs. Taylor and Zausmer because we believe it measures the ongoing growth of the Company’s operations and measures activity levels across operating segments.
(4)	Calculated as the percentage of principal losses over the average unpaid principal balance of the loan portfolio. We selected portfolio performance as a metric for Mr. Zausmer because we believe it is a measurement of the credit underwriting in the portfolio.
(5)	Calculated as the percentage increase in stockholders’ equity and corporate debt. We selected enterprise growth as a metric for Mr. Ahlborn because we believe it measures the Company’s growth which we deem critical to the ongoing success of the Company.
(6)	Calculated as the distributable earnings attributable to the Small Business Lending segment. We selected segment core net income contribution as a metric for Mr. Taylor because we believe it is the most relevant metric for determining the success of this operating segment.
(7)	The individual component of the annual cash bonus allows for an evaluation of the individual contributions of each of Messrs. Ahlborn, Taylor and Zausmer. Mr. Ahlborn’s individual goals were corporate and finance-focused, such as optimization of corporate debt and warehouse lines and liquidity management. Mr. Taylor’s individual goals were operations-focused, such as human resources management and operations infrastructure enhancement. Mr. Zausmer’s individual goals were CRE-focused, such as implementation of a dedicated sales leadership model and identification of new sourcing channels.

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	2022 Annual Cash Bonus Performance Targets

Name	Distributable ROE	Relative TSR Percentile	Platform Growth – CRE*	Platform Growth – SBA*	Portfolio Losses (bps)	Enterprise Growth	Segment Core Net Income Contribution*

Threshold	8.0%	25th	3,000,000	250,000	60	30.0%	11,000
Target	10.0%	50th	4,250,000	400,000	45	40.0%	18,000
Maximum	12.0%	75th	5,500,000	500,000	30	50.0%	25,000
Actual*	12.8%	76.2nd	5,152,125	499,598	<5	42.3%	10,976
*	Dollars in thousands

Under the annual cash incentive bonus plan for 2022, each of Messrs. Ahlborn, Taylor and Zausmer had the opportunity to earn threshold (75% of base salary), target (150% of base salary) or maximum (300% of base salary) incentive cash bonus amounts based on the levels of achievement of the criteria described above. Whether any of the threshold, target or maximum bonus levels were attained was determined by the Compensation Committee based on achievement of the criteria described above, including the discretionary component, and the weighting of each criterion. Actual bonuses paid for 2022 are described below.

2022 Annual Cash Bonus Opportunities and Payout

	Threshold ($)	Target ($)	Maximum ($)	Actual*

Andrew Ahlborn	$ 323,438	$ 646,875	$ 1,293,750	$ 1,240,000
Gary Taylor	$ 323,438	$ 646,875	$ 1,293,750	$ 1,060,000
Adam Zausmer	$ 323,438	$ 646,875	$ 1,293,750	$ 1,240,000
*

Each of Messrs. Ahlborn, Taylor and Zausmer earned 100%, 77% and 91%, respectively, of the discretionary component of the annual cash bonus plan. Mr. Ahlborn also received a $45,348 discretionary bonus based on his performance during 2022.

Actual Cash Compensation for 2022. During the year ended December 31, 2022, pursuant to the terms of the Management Agreement, we reimbursed our Manager for the cash compensation of Messrs. Ahlborn, Taylor and Zausmer were exclusively dedicated to our affairs.

●	For the performance year ended December 31, 2022, the total amount of cash compensation (including annual base salary, bonus and any related withholding taxes and employee benefits) paid by our Manager that was allocable to and reimbursed by us for Mr. Ahlborn, our Chief Financial Officer, was $1,700,826, including $431,250 in base salary and a cash bonus of $1,240,000, which reflects a slightly less than maximum bonus payable under the bonus program discussed above based on actual performance results as set forth in the table above. The Compensation Committee and our Manager determined that Mr. Ahlborn’s annual base salary will be increased to $450,000 for the year ended December 31, 2023.
●	For the performance year ended December 31, 2022, the total amount of cash compensation (including annual base salary, bonus and any related withholding taxes and employee benefits) paid by our Manager that was allocable to and reimbursed by us for Mr. Taylor, our Chief Operating Officer, was $1,515,851, including $431,250 in base salary and a cash bonus of $1,060,000, which reflects a slightly less than maximum bonus payable under the bonus program discussed above based on actual performance results as set forth in the

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table above. The Compensation Committee and our Manager determined that Mr. Taylor’s annual base salary will be increased to $450,000 for the year ended December 31, 2023.
●	For the performance year ended December 31, 2022, the total amount of cash compensation (including annual base salary, bonus and any related withholding taxes and employee benefits) paid by our Manager that was allocable to and reimbursed by us for Mr. Zausmer, our Chief Credit Officer, was $1,700,826, including $431,250 in base salary and a cash bonus of $1,240,000, which reflects a slightly less than maximum bonus payable under the bonus program discussed above based on actual performance results as set forth in the table above. The Compensation Committee and our Manager determined that Mr. Zausmer’s annual base salary will be increased to $450,000 for the year ended December 31, 2023.

We do not pay or reimburse our Manager for any portion of the cash compensation that is paid by our Manager and its affiliates to Mr. Capasse, our Chief Executive Officer, or Mr. Ross, our President. While these individuals devote such portion of their time to our affairs as is necessary to enable our Company to effectively operate our business, they also provide management and other services to other entities that are managed or advised by our Manager and its affiliates. Messrs. Capasse and Ross, as non-reimbursed named executive officers, receive compensation directly from our Manager and its affiliates in the form of salaries. The compensation paid by our Manager to Messrs. Capasse and Ross is derived in part from the management fee and incentive distribution we pay to the Manager and in part from various other revenue streams generated by our Manager and its affiliates in its ordinary course of operations as an asset manager. Messrs. Capasse and Ross are also equity holders in our Manager and its affiliates and, accordingly, have an interest in the profits and losses of our Manager and its affiliates from these entities' past, present and future investments and businesses. The profits and losses of our Manager and its affiliates vary each year and any allocations of such profits to the equity holders of our Manager and its affiliates, including Messrs. Capasse and Ross are independent of the services they may provide to our Manager in supporting our business.

The Management Agreement does not require that any specified amount or percentage of the management fee or incentive distribution we pay to our Manager be allocated to our non-reimbursed named executive officers. However, to put into context the compensation paid by our Manager to these named executive officers in relation to the management fee and incentive distribution, our Manager estimates that the total compensation of Messrs. Capasse and Ross that was reasonably associated with their support of our Manager on behalf of our Company represented approximately 7% of the management fee paid and incentive distribution paid by us to our Manager in 2022. Of this amount, our Manager estimates that, approximately 100% was fixed (i.e., annual base salary).

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EXECUTIVE COMPENSATION

Equity COMPENSATION

The Compensation Committee has granted and may, from time to time, grant equity-based awards designed to align the interests of our Manager and the personnel of our Manager and our Manager’s affiliates who support our Manager in providing services to us under the Management Agreement with those of our stockholders, by allowing our Manager and personnel of our Manager and our Manager’s affiliates to share in the creation of value for our stockholders through stock appreciation and dividends. These equity-based awards, when granted, will be generally subject to vesting requirements designed to promote retention and to achieve strong performance for us. These awards further provide flexibility to us to enable our Manager to attract, motivate and retain talented individuals. We have adopted the Prior Plan, which provides for the issuance of equity-based awards, including stock options, restricted shares of Common Stock, phantom shares, dividend equivalent rights, restricted limited partner profit interests (“LTIP units”) and other restricted limited partnership units issued by Ready Capital Corporation (or our operating partnership) and other equity-based awards.

Our board of directors has delegated its administrative responsibilities under the Prior Plan to the Compensation Committee. In its capacity as plan administrator, the Compensation Committee has the authority to make awards to our Manager, our directors and officers and the employees and other personnel of our Manager and our Manager’s affiliates who support our Manager in providing services to us under the Management Agreement, and to determine what form the awards will take and the terms and conditions of the awards.

Historically, we have not granted any awards under the Prior Plan to our Chief Executive Officer and Chief Investment Officer or our President as part of our compensation program. Rather, under the terms of the Management Agreement, we pay 50% of the incentive distribution to our Manager in shares of our Common Stock and such officers, as equity holders of our Manager, have an interest in the shares of Common Stock that we pay to our Manager in respect of the incentive distribution. As part of our equity compensation program, we have made certain grants of awards to other personnel of our Manager who provide services to us, including Messrs. Ahlborn, Taylor and Zausmer, as described below under “Equity Grants.”

The Compensation Committee will, on an ongoing basis, continue to examine and assess our executive compensation practices relative to our compensation philosophy and objectives, as well as competitive market practices, and will make or recommend to our board of directors modifications to the compensation programs, as deemed appropriate. The Company engaged FPC as its independent compensation consultant to assist in evaluating our equity compensation program in respect of the performance year ended December 31, 2022, as well as our overall compensation program for 2023. FPC’s services to us have been limited to compensation related services. FPC provided an analysis of guiding principles, competitive market trends, peer group pay practices, compensation strategy and other compensation considerations.

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Equity Grants

Equity Grants For the 2021 Performance Year (Granted in 2022)

In February 2022, the Compensation Committee approved the grant of 434,391 shares of restricted Common Stock and RSUs (which reflects vesting at a "target" payout percentage in the case of performance-based equity awards) under the Prior Plan to certain of our employees and personnel of our Manager and its affiliates who support our Manager in providing services to us under our Management Agreement, including Messrs. Ahlborn, Taylor and Zausmer. In February 2022, our board of directors approved recommendations by the Compensation Committee with respect to the long-term equity awards to Messrs. Ahlborn, Taylor and Zausmer, in respect of performance for the year ended December 31, 2021, including the specific performance metrics, weighting and levels of opportunity for performance-based equity awards as described below. In determining the long-term equity awards to Messrs. Ahlborn, Taylor, and Zausmer, the Compensation Committee focused on the measures and factors described above under “Executive Compensation for the 2022 Performance Year.” Based upon these considerations, the Compensation Committee approved long-term equity awards as follows in respect of performance for the year ended December 31, 2021, subject to the forward-looking vesting criteria described below:

Name	Award Granted(1)	Grant Date Fair Value of Award

Andrew Ahlborn	52,854	$ 750,000
Gary Taylor	45,807	$ 650,000
Adam Zausmer	52,854	$ 750,000
(1)	Granted on February 12, 2022, 50% of the award is comprised of time-based shares of restricted Common Stock and 50% of the award is comprised of performance-based RSUs that are eligible to vest as described below. The number of performance-based awards included in this amount reflects vesting at a “target” payout percentage as shown in the table below.

Key Terms of the Year-End 2021 Performance-Based Equity Awards (Granted in 2022)

With respect to the long-term equity awards granted to Messrs. Ahlborn, Taylor, and Zausmer in respect of performance for the year ended December 31, 2021 (which were granted in 2022), 50% of such awards are time-based shares of restricted Common Stock that vest ratably in equal annual installments over three-year period based solely on continued employment or service. Dividends are paid on all time-based awards, vested and non-vested.

The remaining 50% of such awards are performance-based RSUs. These performance-based equity awards remain at risk and are subject to forfeiture subject to the achievement of annualized Distributable ROE metrics (50% weighting) and relative TSR (50% weighting) relative to the performance of the peer group designated by the Compensation Committee (disclosed above under “Executive Compensation Strategy”), in each case for the performance period commencing January 1, 2022, and ending December 31, 2024. Dividends payable in connection with performance-based equity awards will only be paid to the extent that the performance-based vesting conditions are satisfied and such awards are earned and vested.

Equity Grants For the 2022 Performance Year (Granted in 2023)

In February 2023, the Compensation Committee approved the grant of 480,586 shares of restricted Common Stock and RSUs (which reflects vesting at a "target" payout percentage in the case of performance-based equity awards) under the Prior Plan to certain of our employees and personnel of our Manager and its affiliates who support

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EXECUTIVE COMPENSATION

our Manager in providing services to us under our Management Agreement, including Messrs. Ahlborn, Taylor and Zausmer. In February 2023, our board of directors approved recommendations by the Compensation Committee with respect to the long-term equity awards to Messrs. Ahlborn, Zausmer and Taylor, in respect of performance for the year ended December 31, 2022, including the specific performance metrics, weighting and levels of opportunity for performance-based equity awards as described below. In determining the long-term equity awards to Messrs. Ahlborn, Taylor, and Zausmer, the Compensation Committee focused on the measures and factors described above under “Executive Compensation for the 2022 Performance Year.” Based upon these considerations, the Compensation Committee approved long-term equity awards as follows in respect of performance for the year ended December 31, 2022, subject to the forward-looking vesting criteria described below:

Name	Award Granted(1)	Grant Date Fair Value of Award

Andrew Ahlborn	61,634	$ 800,000
Gary Taylor	61,634	$ 800,000
Adam Zausmer	61,634	$ 800,000
(1)	Granted on February 12, 2023, 50% of the award is comprised of time-based shares of restricted Common Stock and 50% of the award is comprised of performance-based RSUs that are eligible to vest as described below. The number of performance-based awards included in this amount reflects vesting at a “target” payout percentage as shown in the table.

Compensation Committee Report

The Compensation Committee evaluates and establishes equity award compensation for our Manager and our directors and officers, employees and other personnel of our Manager and its affiliates who support our Manager in providing services to us under the Management Agreement and administers the Company’s equity incentive plans. The Compensation Committee consults with our Manager when determining the level of grants under the equity incentive plans to be payable to our Manager, our executive officers and other personnel of our Manager and its affiliates who support our Manager in providing services to us under the Management Agreement. While our management has the primary responsibility for our financial reporting process, including the disclosure of executive compensation, the Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement. The Compensation Committee believes that the Compensation Discussion and Analysis fairly represents the philosophy, intent and actions of the Compensation Committee with regard to executive compensation. The Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

Todd Sinai, Chairperson

Frank P. Filipps

Dominique Mielle

The foregoing Compensation Committee Report shall not be deemed under the Securities Act or the Exchange Act to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

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Summary Compensation TABLE

The following table below sets forth the compensation of our named executive officers (Messrs. Ahlborn, Zausmer and Taylor) reimbursed to our Manager by us for the fiscal years ended December 31, 2022, 2021 and 2020. Other than with respect to Messrs. Ahlborn, Taylor, and Zausmer we did not pay or make any reimbursement for any compensation paid to our named executive officers for the fiscal year ended December 31, 2022.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Non-Equity Incentive Compensation ($)	All Other Compensation ($)(4)	Total ($)(3)

Andrew Ahlborn	2022	$431,250	$45,348	$750,000	$1,194,652	$29,576	$2,450,826
Chief Financial Officer	2021	$375,000	$1,050,000(5)	$317,398	-	$21,516	$1,763,914
	2020	$345,833	$702,154(5)	$175,000	-	$36,109	$1,259,096
Gary Taylor	2022	$431,250	$-	$650,000	$1,060,000	$24,601	$2,165,851
Chief Operating Officer	2021	$375,000	$941,250(5)	$423,188	-	$21,438	$1,760,876
	2020	$354,167	$630,218(5)	$250,000	-	$26,936	$1,261,321
Adam Zausmer(6)	2022	$431,250	$-	$750,000	$1,240,000	$29,576	$2,450,826
Chief Credit Officer	2021	$315,625	$1,106,875(5)	-	-	$21,584	$1,444,084

(1)	The named executive officers are employees of our Manager or its affiliates and are not paid cash compensation by us.
(2)	The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of awards of shares of restricted stock Common Stock and RSUs calculated under FASB ASC Topic 718, based on the value of the underlying shares on the grant date and, with respect to the performance-based awards, the probable outcome of performance-based vesting conditions on the grant date (at target performance levels).
(3)	The amounts reported in the “Stock Awards” column previously reflected the grant date fair value of stock awards earned with respect to the applicable year and have been updated to reflect the grant date fair value of the stock awards granted in the applicable year.
(4)	This amount represents (i) employer 401(k) matching contributions of $6,100 for each of Messrs. Ahlborn, Taylor and Zausmer; (ii) employer cash balance plan contributions of $6,100 for each of Messrs. Ahlborn, Taylor and Zausmer; and (iii) medical and dental benefits reimbursed by Ready Capital to our Manager of $17,376 for each of Messrs. Ahlborn and Zausmer, and $12,401 for Mr. Taylor.
(5)	Amounts reported in the “Bonus” column for years 2021 and 2020 were earned based on the level of achievement against performance metrics for the applicable year, as previously discussed in the Compensation Discussion and Analysis included in the respective proxy statements.
(6)	Mr. Zausmer has served as our Chief Credit Officer since July 2021

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EXECUTIVE COMPENSATION

2022 Grants of Plan-Based Awards. The following table summarizes certain information regarding all plan-based awards granted during the 2022 fiscal year to our named executive officers. All stock awards were granted under the Prior Plan.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(#)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)(2)			All Other	Grant Date Fair
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock Awards: Number of Shares of Stock or Units(#)(3)	Value of Stock and Option Awards ($)(4)
Andrew Ahlborn		$323,438	$646,875	$1,293,750
	02-12-22				13,326	26,427	52,854		$375,000
	02-12-22							26,427	$375,000
Gary Taylor		$323,438	$646,875	$1,293,750
	02-12-22				11,452	22,903	45,806		$325,000
	02-12-22							22,903	$325,000
Adam Zausmer		$323,438	$646,875	$1,293,750
	02-12-22				13,326	26,427	52,854		$375,000
	02-12-22							26,427	$375,000
(1)	Amounts in this column represent the annual cash bonus opportunities.
(2)	Amounts in this column represent RSUs, which vest based on achievement of TSR and Distributable ROE metrics.
(3)	Amounts in this column represent shares of restricted Common Stock, which vest in equal installments of one-third on February 12, 2023, February 12, 2024 and February 12, 2025.
(4)	The amounts in this column represent the grant date fair value of the shares of restricted Common Stock and performance awards.

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Equity Awards Outstanding as of the 2022 Fiscal Year-End. The following table sets forth certain information with respect to all outstanding equity-based awards held at the end of the 2022 fiscal year by each named executive officer.

		Stock Awards

					Equity Incentive
				Equity Incentive	Plan Awards:
				Plan Awards:	Market or
				Number of	Payout Value of
				Unearned	Unearned
		Number of Shares	Market Value of Shares	Shares, Units or	Shares, Units or
		or Units of Stock	or Units of Stock	Other Rights	Other Rights
		That Have	That Have	That Have Not	That Have Not
Names	Grant Date	Not Vested (#)	Not Vested ($)(1)	Vested (#)	Vested ($)(1)

Andrew Ahlborn	02/13/20	3,566(2)	$39,725
	02/12/21	8,252(3)	$91,927	12,379(5)	$137,902
	02/12/22	26,427(4)	$294,397	26,427(6)	$294,397
Gary Taylor	02/13/20	5,094(2)	$ 56,747
	02/12/21	11,003(3)	$122,573	16,505(5)	$183,865
	02/12/22	22,903(4)	$255,139	22,903(6)	$255,139
Adam Zausmer	02/13/20	3,057(2)	$ 34,055
	02/12/21	5,502(3)	$61,292	8,253(5)	$91,932
	02/12/22	26,427(4)	$294,397	26,427(6)	$294,397
(1)	Based on the closing price of our Common Stock on the last business day of the fiscal year ended December 30, 2022 ($11.14).
(2)	Represents shares of restricted Common Stock granted pursuant to the Prior Plan, which vested on February 13, 2023.
(3)	Represents shares of restricted Common Stock granted pursuant to the Prior Plan, one-half of which vested on February 12, 2023, and the remaining one-half will vest on February 12, 2024.
(4)	Represents shares of restricted Common Stock granted pursuant to the Prior Plan, one-third of which vested on February 12, 2023, and the remaining two-thirds will vest in equal instalments on each of February 12, 2024 and February 12, 2025.
(5)	Represents RSUs granted pursuant to the Prior Plan, which vest based on our absolute TSR for the three-year forward-looking period ending December 31, 2023, and 50% to awards that vest based on our TSR for such three-year forward-looking performance period relative to the performance of the peer group.
(6)	Represents RSUs granted pursuant to the Prior Plan, which vest based on annualized Distributable ROE for the three-year forward-looking period ending December 31, 2024, and 50% to awards that vest based on our TSR for such three-year forward-looking performance period relative to the performance of the peer group.

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EXECUTIVE COMPENSATION

Stock Awards Vested during the 2022 Fiscal Year. The following table sets forth certain information with respect to the vesting of stock awards for each named executive officer.

Name	Number Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Andrew Ahlborn	9,250	133,126
Gary Taylor	10,596	150,357
Adam Zausmer	5,808	82,416
(1)	Represents the vesting of shares of restricted Common Stock.
(2)	The value realized on vesting of the shares of restricted Common Stock is based on the closing price of our Common Stock on the vesting date.

Potential Payments Upon Termination or Change in Control

Our named executive officers are employees of our Manager or our Manager’s affiliates and therefore we have no obligation to pay them any form of compensation upon their termination of employment.

The Prior Plan provides that, in the event of a “change in control” (as such term is defined in the Prior Plan), the Compensation Committee shall take any such action as in its discretion it shall consider necessary to maintain each grantee’s rights under the Prior Plan (including under each such grantee’s applicable award agreement) so that such grantee’s rights are substantially proportionate to the rights existing prior to such event, including, without limitation, adjustments in the number of shares, options or other awards granted, the number and kind of shares or other property to be distributed in respect of any options or rights previously granted under the Prior Plan, and the exercise price, purchase price, and performance-based criteria established in connection with any grants.

Pay Ratio Disclosure

In August 2015, the SEC implemented the provision of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which requires U.S. publicly traded companies to disclose the ratio of their Chief Executive Officer’s compensation to that of their median employee. As previously noted, we do not pay or reimburse our Manager for any portion of the compensation that is paid by our Manager and its affiliates to our Chief Executive Officer, Thomas E. Capasse. Because of this, the Company is not able to calculate and provide the ratio of Mr. Capasse’s compensation.

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Pay versus Performance

The following table below sets forth the “compensation actually paid” or “CAP” of our named executive officers (Messrs. Ahlborn, Zausmer and Taylor), calculated in accordance with Item 402(v) of Regulation S-K for the fiscal years ended December 31, 2022, 2021 and 2020, along with the company performance measures utilized to determine and compare against CAP.

					Value of Initial Fixed $100 Investment Based On:			Company-Selected Measure:
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Total Shareholder Return	Peer Group Total Shareholder Return (4)	Net Income ($ in thousands)	Distributable Return on Equity (5)

2022	-	-	$2,355,834	$2,346,968	$165.3	$165.4	$203,163	12.8%
2021	-	-	$1,656,291	$2,008,340	$206.5	$203.5	$159,974	15.4%
2020	-	-	$1,260,209	$1,219,723	$147.0	$160.7	$46,069	12.3%

(1)

Mr. Capasse is the principal executive officer for fiscal years 2020 through 2022. The Company does not pay or reimburse our Manager for any portion of the cash compensation that is paid by our Manager and its affiliates to Mr. Capasse.

(2)

Our named executive officers for the years ended December 31, 2022 and December 31, 2021 include Andrew Ahlborn, Chief Financial Officer, Gary Taylor, Chief Operating Officer and Adam Zausmer, Chief Credit Officer. Our named executive officers for the year ended December 31, 2020 include Andrew Ahlborn, Chief Financial Officer and Gary Taylor, Chief Operating Officer.

(3)

For the year ended December 31, 2022, average compensation actually paid to named executive officers includes the effects of net deductions of $3,669 and $64,214 for Messrs. Ahlborn and Taylor, respectively, and a net addition of $41,284 for Mr. Zausmer. For the year ended December 31, 2021, average compensation actually paid to named executive officers includes the effects of net additions of $278,646, $373,767, and $403,732 for Messrs. Ahlborn, Taylor and Zausmer, respectively. For the year ended December 31, 2020, average compensation actually paid to named executive officers includes the effects of net deductions of $35,752 and $45,219 for Messrs. Ahlborn and Taylor, respectively. These additions and deductions were primarily due to the impact of fair market value adjustments made to stock compensation.

(4)

The peer group that we used for purposes of this disclosure is the Competitor Composite Average, the same peer group used for our performance graph disclosed in our Annual Report on Form 10-K for the year ended December 31, 2022. The Competitor Composite Average is a measure of the total return performance of mortgage REIT competitors based on actual share prices of the following companies: Blackstone Mortgage Trust Inc. (BXMT), Starwood Property Trust, Inc.(STWD), Ares Commercial Real Estate Corporation (ACRE), Apollo Commercial Real Estate Finance Inc. (ARI), Arbor Realty Trust, Inc. (ABR), and Ladder Capital Corporation (LADR).

(5)

Distributable return on equity is based on Distributable Earnings, which is calculated as GAAP Net Income excluding the following (i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses (ii) any realized gains or losses on sales of certain MBS (iii) any unrealized gains or losses on residential MSRs (iv) any unrealized current non-cash provision for credit losses on accrual loans (v) any unrealized gains or losses on de-designated cash flow hedges (vi) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses.

To calculate average CAP for the Non-PEO NEOs, the following amounts were deducted from and added to Summary Compensation Table total compensation. Note that the dollar amounts do not reflect the actual amount of compensation earned by or paid to the Non-PEO NEOs during the applicable year.

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EXECUTIVE COMPENSATION

		Subtracted:	Added:
Year	Average Summary Compensation Table Total Compensation (1)	Average Grant Date Fair Value of Awards Granted in the Year (2)	Average Year End Fair Value of Unvested Equity Awards Granted in the Year (3)	Average Year End Fair Value of Unvested Equity Awards with Performance Conditions Granted in the Year (3)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards (3)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (3)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Compensation Actually Paid (CAP)

2022	$2,355,834	$(716,667)	$281,313	$411,983	$(42,169)	$838	$55,835	$2,346,968
2021	$1,656,291	$(246,862)	$193,482	$349,704	$24,949	$491	$30,284	$2,008,340
2020	$1,260,209	$(212,500)	$161,725	$-	$(5,454)	$(63)	$15,806	$1,219,723

(1)	There are no pension benefits for the Non-PEO NEOs.
(2)	Represents the grant date fair value of equity-based awards granted each year.
(3)

The fair value of the restricted Common Stock was determined based on the stock price on the applicable valuation dates. The fair value of the RSUs was determined based on the probable outcome of the performance condition and the stock price on the applicable valuation dates. The assumptions used in calculating the fair value of the restricted Common Stock and RSUs did not differ in any material respect from the assumptions used to calculate the grant date fair value of the awards as reported in the Summary Compensation Table for the applicable year. The fair value calculation used herein is consistent with the fair value methodology used to account for share-based payments in our financial statements.

Company Performance Measures to Determine 2022 Compensation Actually Paid (CAP)
Distributable Return on Equity (ROE)
Absolute Total Shareholder Return (TSR)
Relative Total Shareholder Return (TSR)

CAP vs TSR and Peer Group TSR

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CAP vs Net Income

CAP vs Distributable ROE

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PROPOSAL NO. 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2023 fiscal year.

The Audit Committee of our board of directors (the “Audit Committee”) appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Our board of directors is requesting that our stockholders ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm. However, our board of directors is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. In the event that ratification of this appointment of independent registered public accounting firm is not approved at the Annual Meeting, the Audit Committee will review its future selection of our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be provided with an opportunity to make a statement if so desired and to respond to appropriate inquiries from stockholders.

Independent Registered Public Accounting Firm Fees

The Audit Committee’s charter provides that the Audit Committee shall review and pre-approve the engagement fees and the terms of all auditing and non-auditing services to be provided by the Company’s external auditors and evaluate the effect thereof on the independence of the external auditors. All audit and tax services provided to us were reviewed and pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

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PROPOSAL NO. 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the aggregate fees (including related expenses) billed to us for professional services provided by Deloitte & Touche LLP.

	For the Fiscal Year Ended	For the Fiscal Year Ended
Fee Type	December 31, 2022	December 31, 2021

Audit Fees(1)	$2,297,000	$2,176,000
Tax Fees(2)	—	—
All Other Fees(3)	250,175	738,600
Total Fees	$2,547,175	$2,914,600
(1)	Audit Fees primarily represent fees for the audits and quarterly reviews of the consolidated financial statements filed with the SEC in annual reports on Form 10-K and quarterly reports on Form 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as statutory audits and issuances of consent and comfort letters included in documents filed with the SEC.
(2)	Tax Fees primarily represent fees for professional services for tax compliance, tax advice and tax planning.
(3)	All Other Fees primarily represent fees in connection with due diligence, agreed upon procedures and transactions completed or contemplated during the years.

A majority of all of the votes cast on this proposal at the Annual Meeting duly called and at which a quorum is present is required for its approval. Proxies solicited by our board of directors will be voted FOR this proposal, unless otherwise instructed. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Report of the Audit Committee

The Audit Committee is responsible for monitoring the integrity of our consolidated financial statements, our system of internal controls, our risk management, the qualifications, independence and performance of our independent registered public accounting firm and our compliance with related legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent registered public accounting firm. The Audit Committee operates under a written charter adopted by our board of directors.

Management is primarily responsible for our financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. Deloitte & Touche LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our annual consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to oversee and review the financial reporting process. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by our management and our independent registered public accounting firm.

The Audit Committee held four meetings in 2022. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and Deloitte & Touche LLP, our independent

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PROPOSAL NO. 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

registered public accounting firm. At these meetings, among other things, the Audit Committee reviewed the consolidated financial statements contained in our quarterly and annual periodic reports, as applicable, as well as our earnings releases. In addition, the Audit Committee and management discussed with Deloitte & Touche LLP, an independent registered public accounting firm, the overall scope and plans for its audit.

At a meeting held subsequent to December 31, 2022, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP the audited consolidated financial statements for the period ended December 31, 2022, and the related report prepared by Deloitte & Touche LLP. The Audit Committee met with Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee also discussed with Deloitte & Touche LLP matters that independent accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the Public Company Accounting Oversight Board (“PCAOB”), including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by the applicable requirements of PCAOB, which included a discussion of Deloitte & Touche LLP’s judgments about the quality (not just the acceptability) of our accounting principles as applied to financial reporting.

The Audit Committee also discussed with Deloitte & Touche LLP its independence from us. Deloitte & Touche LLP provided to the Audit Committee the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communication with audit committees concerning independence and represented that it is independent from us. The Audit Committee also received regular updates on the amount of fees and scope of audit and tax services provided by Deloitte & Touche LLP.

Based on the Audit Committee’s review and these meetings, discussions and reports, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in its written charter, the Audit Committee recommended to our board of directors that our audited consolidated financial statements for the fiscal year ended December 31, 2022 be included in our annual report on Form 10-K filed with the SEC. The Audit Committee has also appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Frank P. Filipps, Chairperson
J. Mitchell Reese

Gilbert E. Nathan

The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

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PROPOSAL NO. 3. APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Our board of directors recommends a vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in accordance with SEC rules in this Proxy Statement, including the disclosure under “Compensation Discussion and Analysis,” the compensation tables and other narrative executive compensation disclosure in this Proxy Statement.

Section 14A of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder provide that, not less frequently than once every three years, an issuer shall include in its proxy statement for its annual meeting of stockholders an advisory resolution subject to a stockholder vote to approve the compensation of the Company’s named executive officers. This proposal is commonly known as a “say-on-pay” proposal. The compensation of our named executive officers as disclosed in this Proxy Statement includes the disclosure under “Compensation Discussion and Analysis,” the compensation tables and other narrative executive compensation disclosure in this Proxy Statement, as required by SEC rules.

Accordingly, the following advisory and non-binding resolution will be presented to our stockholders at the Annual Meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation payable to our named executive officers as disclosed in accordance with Securities and Exchange Commission rules in the Company’s Proxy Statement for the Company’s 2023 Annual Meeting, including the disclosure under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables and other narrative executive compensation disclosure contained therein.

Although this approval is advisory and non-binding, our board of directors and the Compensation Committee value the opinions of our stockholders and will consider the voting results when making future decisions regarding compensation of our named executive officers.

A majority of all of the votes cast on this proposal at the Annual Meeting duly called and at which a quorum is present is required for its approval. Proxies solicited by our board of directors will be voted FOR this proposal, unless otherwise instructed. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Conflicts of Interest and Related Party Transactions

Statement of Policy Regarding Transactions with Related Parties

Our Board recognizes that transactions with related parties present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related parties, which we refer to as our “related party transactions policy,” that is in conformity with the requirements for issuers having publicly-held common stock listed on the NYSE. The related party transaction policy covers transactions (or series of similar transactions) with any (a) person who is an executive officer, director or director nominee, (b) person who is the beneficial owner of more than 5% of any class of the our voting securities, or (c) immediate family members of any of the foregoing, where (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) the Company is a participant, and (3) any related party has or will have a direct or indirect material interest.

Pursuant to the policy, the Board or a committee appointed by the Board consisting solely of disinterested directors will consider all relevant factors, including, as applicable, (i) the Company’s business rationale for entering into the transaction, (ii) the available alternatives to the transaction, (iii) whether the transaction is on terms comparable to those available to or from third parties, (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and (v) the overall fairness of the transaction to the Company.

Management Agreement. We entered into the Management Agreement with the Manager, which took effect upon the closing of the ZAIS Financial merger on October 31, 2016, which was further amended on December 6, 2020. The Management Agreement is substantially similar to our pre-merger management agreement.

The Management Agreement describes the services to be provided to us by the Manager and compensation for such services. The Manager is responsible for managing the Company’s day-to-day operations, subject to the direction and oversight of the Company’s board of directors. Pursuant to the terms of the Management Agreement, our Manager is paid a management fee calculated and payable quarterly in arrears equal to 1.5% per annum of the Company’s stockholders’ equity (as defined in the Management Agreement) up to $500 million and 1.00% per annum of stockholders’ equity in excess of $500 million. On December 6, 2020, we, the Operating Partnership and the Manager entered into an amendment to the Management Agreement which provided that the Manager’s base management fee would be reduced by $1,000,000 per quarter for each of the first full four quarters following the effective time of the merger with Anworth on March 19, 2021.

As disclosed in the Joint Proxy Statement Prospectus used in connection with the ZAIS Financial merger transaction, under the partnership agreement of our operating partnership, our Manager, the holder of the Class A special unit in our operating partnership, is entitled to receive an incentive distribution, distributed quarterly in arrears in an amount not less than zero equal to the difference between (i) the product of (A) 15% and (B) the difference between (x) core earnings (as described below) of our operating partnership, on a rolling four-quarter basis and before the incentive distribution for the current quarter, and (y) the product of (1) the weighted average of the issue price per share of Common Stock or OP unit (without double counting) in all of our offerings multiplied by the weighted average number

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of shares of Common Stock outstanding (including any restricted shares of Common Stock and any other shares of Common Stock underlying awards granted under the Prior Plan) and OP units (without double counting) in such quarter and (2) 8%, and (ii) the sum of any incentive distribution paid to our Manager with respect to the first three quarters of such previous four quarters; provided, however, that no incentive distribution is payable with respect to any calendar quarter unless cumulative core earnings is greater than zero for the most recently completed 12 calendar quarters, or the number of completed calendar quarters since the closing date of the ZAIS Financial merger, whichever is less.

The incentive distribution shall be calculated within 30 days after the end of each quarter and such calculation shall promptly be delivered to our Company. We are obligated to pay the incentive distribution 50% in cash and 50% in either Common Stock or OP units, as determined in our discretion, within five business days after delivery to our Company of the written statement from the holder of the Class A special unit setting forth the computation of the incentive distribution for such quarter. Subject to certain exceptions, our Manager may not sell or otherwise dispose of any portion of the incentive distribution issued to it in Common Stock or OP units until after the three-year anniversary of the date that such shares of Common Stock or OP units were issued to our Manager. The price of shares of our Common Stock for purposes of determining the number of shares payable as part of the incentive distribution is the closing price of such shares on the last trading day prior to the approval by our board of the incentive distribution.

For purposes of determining the incentive distribution payable to our Manager, core earnings is defined under the partnership agreement of our operating partnership in a manner that is similar to the definition of distributable earnings (which was formerly referred to as core earnings) described in our Annual Report on Form 10-K under “Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” but with the following additional adjustments which (i) further exclude: (a) the incentive distribution, (b) non-cash equity compensation expense, if any, (c) unrealized gains or losses on SBC loans (not just MBS and mortgage servicing rights), (d) depreciation and amortization (to the extent we foreclose on any property), and (e) one-time events pursuant to changes in U.S. GAAP and certain other non-cash charges after discussions between our Manager and our independent directors and after approval by a majority of the independent directors and (ii) add back any realized gains or losses on the sales of MBS and on discontinued operations which were excluded from the definition of distributable earnings described in our Annual Report on Form 10-K under “Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures”.

The Management Agreement may be terminated annually upon the affirmative vote of at least two-thirds of our independent directors, or by a vote of the holders of at least a majority of the outstanding shares of our Common Stock (other than shares held by members of our senior management team and affiliates of our Manager), based upon: (i) our Manager’s unsatisfactory performance that is materially detrimental to our Company, or (ii) a determination that the management fees or incentive distribution payable to our Manager are not fair, subject to our Manager’s right to prevent termination based on unfair fees by accepting a reduction of management fees or incentive distribution agreed to by at least two-thirds of our independent directors. We must provide our Manager with 180 days prior notice of any such termination. Additionally, upon such a termination without cause, the Management Agreement provides that we will pay our Manager a termination fee equal to three times the average annual base management fee earned by our Manager during the prior 24-month period immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination, except upon an internalization. Additionally, if the Management Agreement is terminated under circumstances in which we are obligated to make a termination payment to our Manager, our operating partnership shall repurchase, concurrently with such termination, the Class A special unit for an amount equal to three times the average annual amount of the incentive distribution paid or payable in respect of the Class A special unit during the 24-month period immediately preceding such termination, calculated

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

as of the end of the most recently completed fiscal quarter before the date of termination. These provisions may increase the cost to our Company of terminating the Management Agreement and adversely affect our ability to terminate our Manager without cause.

Under the Management Agreement, we will reimburse our Manager for operating expenses related to us incurred by our Manager, including legal, accounting due diligence and other services. In addition, we may be required to pay our pro rata portion of rent, telephone, utilities, office furniture, machinery, and other office, internal and overhead expenses of our Manager and its affiliates required for our operations.

We may engage in an internalization transaction, become self-managed and, if this were to occur, certain key employees may not become our employees but may instead remain employees of our Manager or its affiliates. An inability to manage an internalization transaction effectively could thus result in us incurring excess costs and suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from most effectively managing our investments. Additionally, if another program sponsored by our Manager internalizes our Manager, key personnel of our Manager, who also are key personnel of the other sponsored program, would become employees of the other program and would no longer be available to us. Any such loss of key personnel could adversely impact our ability to execute certain aspects of our business plan. Furthermore, in the case of any internalization transaction, we expect that we would be required to pay consideration to compensate our Manager for the internalization in an amount that we will negotiate with our Manager in good faith and which will require approval of at least a majority of our independent directors. It is possible that such consideration could exceed the amount of the termination fee that would be due to our Manager if the conditions for terminating the Management Agreement without cause are satisfied and we elected to terminate the Management Agreement.

Asset Allocations. We are subject to conflicts of interest arising out of our relationship with our Manager and its affiliates. Andrew Ahlborn, Gary Taylor and Adam Zausmer, who are employed by our Manager and serve as our Chief Financial Officer, Chief Operating Officer and Chief Credit Officer, respectively, are dedicated exclusively to us and seven of our Manager’s accounting professionals also are dedicated exclusively to us. With the exception of our ReadyCap origination and acquisition subsidiaries, GMFS, LLC subsidiaries, Knight Capital, LLC subsidiary, Red Stone and its affiliates and Mosaic subsidiaries, which employ their own personnel, we do not have our own employees. In addition, we expect that our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Credit Officer, President, portfolio managers and any other appropriate personnel of our Manager will devote such portion of their time to our affairs as is necessary to enable us to effectively operate our business. Our Manager and our officers may have conflicts between their duties to us and their duties to, and interests in, our Manager and its affiliates. Our Manager is not required to devote a specific amount of time or the services of any particular individual to our operations. Our Manager manages or provides services to other clients, and we compete with these other clients for our Manager’s resources and support. The ability of our Manager and its officers and personnel to engage in other business activities may reduce the time they spend advising us.

There may also be conflicts in allocating assets that are suitable for us and other clients of our Manager and its affiliates. Our Manager manages a series of funds and a limited number of separate accounts, which focus on a range of asset backed securities (“ABS”) and other credit strategies. None of these other funds or separate accounts focus on SBC loans as their primary business strategy.

To address certain potential conflicts arising from our relationship with our Manager or its affiliates, our Manager has agreed in the side letter agreement that, for so long as the Management Agreement is in effect, neither it nor any of its affiliates will (i) sponsor or manage any additional investment vehicle where we do not participate as an investor whose

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primary investment strategy will involve SBC mortgage loans, unless our Manager obtains the prior approval of a majority of our board of directors (including a majority of our independent directors), or (ii) acquire a portfolio of assets, a majority of which (by value or unpaid principal balance (“UPB”)) are SBC mortgage loans on behalf of another investment vehicle (other than acquisitions of SBC ABS), unless we are first offered the investment opportunity and a majority of our board of directors (including a majority of our independent directors) decides not that we will not acquire such assets.

The side letter agreement does not cover SBC ABS acquired in the market and non-real estate secured loans, and we may compete with other existing clients of our Manager and its affiliates, other funds managed by our Manager that focus on a range of ABS and other credit strategies and separately managed accounts, and future clients of our Manager and its affiliates in acquiring SBC ABS, non-real estate secured loans and portfolios of assets less than a majority of which (by value or UPB) are SBC loans, and in acquiring other target assets that do not involve SBC loans.

We will pay our Manager substantial management fees regardless of the performance of our portfolio. Our Manager’s entitlement to a base management fee, which is not based upon performance metrics or goals, might reduce its incentive to devote its time and effort to seeking assets that provide attractive risk-adjusted returns for our portfolio. This in turn could hurt both our ability to make distributions to our stockholders and the market price of our Common Stock.

The Management Agreement was negotiated between related parties and their terms, including fees payable, may not be as favorable to us as if they had been negotiated with unaffiliated third parties.

Co-Investment with Manager. On July 15, 2022, we closed on a $125.0 million commitment to invest into Waterfall Atlas Anchor Feeder, LLC, which invests in Waterfall Atlas Master Fund A, LP and Waterfall Atlas Master Fund B, LP (the “Funds”), which are managed by our Manager. In exchange for our commitment, we are entitled to 15% of any carried interest distributions received by the general partner of the Funds such that over the life of the Funds, we receive an internal rate of return of 1.5% over the internal rate of return of the Funds. The Funds focus on commercial real estate equity through the acquisition of distressed and value-add real estate across property types with local operating partners. As of December 31, 2022, we have contributed $36.6 million of cash into the Funds for a remaining commitment of $88.4 million. As described above under “Corporate Governance—Review, Approval or Ratification of Transactions with Related Persons,” we will not purchase any assets from, or issued by, certain other funds and managed accounts for which our Manager serves as the investment adviser or any entity managed by our Manager or our Manager’s affiliates or sell any asset to any such entity without the consent of a majority of our board of directors, including a majority of our independent directors. Accordingly, our investment in the Funds was reviewed and approved by a majority of our board of directors, including a majority of our independent directors.

Indemnification and Limitation of Directors’ and Officers’ Liability. Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains such a provision which eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

We have entered into indemnification agreements with each of our directors and executive officers that provide for indemnification to the maximum extent permitted by Maryland law.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 30, 2023, unless otherwise noted, regarding the beneficial ownership of our Common Stock by (i) each person known to us to be the beneficial owner of 5% or more of our Common Stock (ii) our named executive officers, (iii) our directors and (iv) all of our directors and executive officers as a group. Beneficial ownership includes any shares over which the beneficial owner has sole or shared voting or investment power and also any shares that the beneficial owner has the right to acquire within 60 days of such date through the exercise of options or other rights. The percentages below are based on 171,738,852 shares of our Common Stock outstanding as of June 30, 2023, which includes 823,594 shares of restricted Common Stock, unless otherwise specified.

Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 1251 Avenue of the Americas, 50th Floor, New York, New York 10020.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Number of Shares of Common Stock		% of All Shares
Names and Business Address	Beneficially Owned**		of Common Stock***

Thomas E. Capasse	494,374	(1)	*
Jack J. Ross	402,522	(2)	*
Andrew Ahlborn	75,967		*
Gary T. Taylor	81,239		*
Adam Zausmer	64,927		*
Frank Filipps	46,902	(3)	*
Daniel J. Hirsch	98,485	(4)	*
Kevin M. Luebbers	102,232	(5)	*
Meredith Marshall	9,544	(6)	*
Pinkie D. Mayfield	7,099	(7)	*
Dominique Mielle	39,787	(8)	*
Gilbert E. Nathan	60,406	(9)	*
Andrea Petro	10,050		*
J. Mitchell Reese	83,936	(10)	*
Todd Sinai	49,252	(11)	*
All directors and executive officers as a group (15 persons)	1,626,722		0.95%
5% or Greater Beneficial Owner
Sutherland REIT Holdings, LP	11,431,049	(12)	6.66%
Blackrock, Inc.	15,664,431	(13)	9.12%
The Vanguard Group, Inc.	6,624,579	(14)	3.86%
*	Denotes less than 1%
**

For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock with respect to which person has sole or shared voting power or investment power.

***

For purposes of computing the percentage ownerships in the table below, as of June 30, 2023, Ready Capital had 171,738,852 shares of Common Stock outstanding, which includes 823,594 shares of restricted Common Stock. The total number of shares of Common Stock outstanding used in calculating these percentages assumes that none of the unvested RSUs held by other persons are converted into shares of Common Stock.

(1)	Includes (i) 26,623 shares of Common Stock owned through Edward J. Capasse Revocable Trust, (ii) 91,994 shares of Common Stock out of the 305,124 and 8,869 total shares of Common Stock held by our Manager (including through its ownership of Sutherland REIT Holdings, LP (the “Partnership”)) and Waterfall Management, LLC (collectively with our Manager, the “Waterfall Entities”), respectively, based on Mr. Capasse’s percentage ownership in the Waterfall Entities; Mr. Capasse disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein and (iii) 65,832 shares of Common Stock issuable upon conversion of Ready Capital’s Series E Preferred Stock, $0.0001 par value per share (“Series E Preferred Stock”), based on the conversion rate of 3.2916 shares of the Common Stock per share of Series E Preferred Stock (or the “Share Cap”). Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Common Stock that are held by the Partnership. In addition, Mr. Capasse is a principal of our Manager and may be deemed to share voting and investment power over the shares of Common Stock held by the Partnership. However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership’s partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by the

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Partnership and Mr. Capasse disclaims beneficial ownership of such shares of Common Stock, except to the extent of his economic interest in the Partnership.
(2)	Includes (i) 155,264 shares of Common Stock owned through the Robin J. Ross 2009 Trust; Mr. Ross does not serve as the trustee for the trust, his wife is the trustee and sole beneficiary of the trust and the trustee of the trust has sole voting and investment power with respect to the securities held by the trust, (ii) 155,264 shares of Common Stock owned through Mr. Jack J. Ross and Mrs. Robin J. Ross JTWROS, a joint tenant account of Mr. Ross and his wife, and (iii) 91,994 shares of Common Stock out of the 305,124 and 8,869 total shares of Common Stock held by our Manager (including through its ownership of the Partnership) and Waterfall Management, LLC, respectively, based on Mr. Ross’s percentage ownership in the Waterfall Entities; Mr. Ross disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein. Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Common Stock that are held by the Partnership. In addition, Mr. Ross is a principal of our Manager and may be deemed to share voting and investment power over the shares of Common Stock held by the Partnership. However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership’s partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by the Partnership and Mr. Ross disclaims beneficial ownership of such shares of Common Stock, except to the extent of his economic interest in the Partnership.
(3)	Excludes 4,430 shares of Common Stock issuable upon the vesting of unvested RSUs.
(4)	Excludes 5,610 shares of Common Stock issuable upon the vesting of unvested RSUs.
(5)	Includes 5,610 shares of restricted Common Stock granted to Mr. Luebbers under the Prior Plan which will vest in two equal installments on September 30, 2023 and December 31, 2023.
(6)	Includes 4,430 shares of restricted Common Stock granted to Mr. Marshall under the Prior Plan which will vest in two equal installments on September 30, 2023 and December 31, 2023.
(7)	Excludes 5,610 shares of Common Stock issuable upon the vesting of unvested RSUs.
(8)	Includes 8,229 shares of Common Stock issuable upon conversion of the Series E Preferred Stock based on the Share Cap. Excludes 4,430 shares of Common Stock issuable upon the vesting of unvested RSUs.
(9)	Includes (i) 3,299.6 shares of Common Stock issuable upon conversion of Ready Capital’s 7.00% Convertible Senior Notes due 2023 (the “Convertible Senior Notes”) based on the conversion rate of 1.6498 shares of the Common Stock per $25.00 principal amount of the Convertible Senior Notes and (ii) 4,430 shares of restricted Common Stock granted to Mr. Nathan under the Prior Plan which will vest in two equal installments on September 30, 2023 and December 31, 2023.
(10)	The shares are held through the J. Mitchell Reese Jr. Trust, UA 5/5/1999; Mr. Reese serves as the trustee and sole beneficiary of the trust and has sole voting and investment power with respect to the securities held by the trust. Excludes 4,430 shares of Common Stock issuable upon the vesting of unvested RSUs.
(11)	Excludes 4,430 shares of Common Stock issuable upon the vesting of unvested RSUs.
(12)	Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Common Stock that are held by the Partnership. However, Waterfall Management, LLC does not have an economic interest in certain of these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership’s partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by the Partnership. In addition, each of Thomas Capasse and Jack Ross is a principal or manager director of our Manager and may be deemed to share voting and investment power over the shares of Common Stock held by the Partnership. Each of such individuals disclaims beneficial ownership of such shares of Common Stock, except to the extent of his economic interest therein. The inclusion of these shares of Common Stock shall not be deemed an admission of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes.
(13)	Based on information provided in a Schedule 13G filed on January 23, 2023, Blackrock, Inc. (“Blackrock”) reported sole voting power with respect to 15,471,149 shares of Common Stock beneficially owned by it and sole dispositive power with respect to 15,664,431 shares of Common Stock beneficially owned by it. The Schedule 13G reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G. The percent of Common Stock beneficially owned does not include the impact of any Common Stock issued or equity-based awards granted since the date of the Schedule 13G. Blackrock’s address is 55 East 52nd Street, New York, New York 10055.
(14)	Based on information provided in a Schedule 13G filed on February 9, 2023, The Vanguard Group, Inc. (“Vanguard Group”). reported sole dispositive power with respect to 6,482,035 shares of Common Stock beneficially owned by it, shared voting power with respect to 58,894 shares of Common Stock beneficially owned by it and shared dispositive power with respect to 142,544 shares of Common Stock beneficially owned by it. The Schedule 13G reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G. The percent of Common Stock beneficially owned does not include the impact of any Common Stock issued or equity-based awards granted since the date of the Schedule 13G. The Vanguard Group, Inc.’s address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

52	Ready Capital 2023 Proxy

PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION 2023 EQUITY INCENTIVE PLAN

Our board of directors recommends a vote FOR the approval and adoption of the Ready Capital Corporation 2023 Equity Incentive Plan.

We are asking our stockholders to approve the Ready Capital Corporation 2023 Equity Incentive Plan (the “2023 Plan”) to replace the Prior Plan, which will expire by its terms on November 25, 2023. In order to enable us to continue to offer meaningful equity-based incentives to our directors, officers, advisors, consultants and other personnel, including our Manager and our Manager’s affiliates and personnel of our Manager or our Manager’s affiliates, our board of directors believes that it is both necessary and appropriate to adopt the 2023 Plan. As a result, on February 22, 2023, upon the recommendation of the Compensation Committee, our board of directors approved and adopted the 2023 Plan, subject to approval by our stockholders at this annual meeting.

The 2023 Plan includes several features designed to protect stockholder interests and to reflect our compensation philosophy, including the following:

●	No evergreen provision that would permit annual “replenishment” of shares without stockholder approval;
●	Limitations on recycling of shares back into the pool available for issuance consistent with best practices;
●	Prohibition on “repricing” of options without further stockholder approval; and
●	Meaningful limits on aggregate compensation that may be paid or granted to non-employee directors in any year.

If the 2023 Plan is approved by our stockholders, it will become effective on July 25, 2023, and the maximum number of shares reserved for issuance under the 2023 Plan will be 5,500,000. If our stockholders approve the 2023 Plan, no further awards will be granted under the 2013 Plan, and the 2013 Plan will remain in effect only for so long as awards granted thereunder remain outstanding. If the 2023 Plan is not approved by our stockholders, no awards will be made under the 2023 Plan, and the 2013 Plan will remain in effect as it existed immediately prior to the Annual Meeting. However, the 2013 Plan will expire by its terms on November 25, 2023, and if the 2023 Plan is not approved by our stockholders, we will not have an equity plan under which to grant awards to our directors, officers, advisors, consultants and other personnel, including our Manager and our Manager’s affiliates and personnel of our Manager or our Manager’s affiliates.

Summary of the material terms of the 2023 plan

Below is a summary of the principal provisions of the 2023 Plan and its operation. A copy of the 2023 Plan is set forth in full in Annex A to this proxy statement. The following description of the 2023 Plan is not complete and is qualified in its entirety by reference to Annex A.

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PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION 2023 EQUITY INCENTIVE PLAN

Administration

The Compensation Committee has the full authority to administer and interpret the 2023 Plan, to authorize the granting of awards, to determine the eligibility of directors, officers, advisors, consultants and other personnel, including our Manager and our Manager’s affiliates and personnel of our Manager or our Manager’s affiliates to determine the number of shares of Common Stock to be covered by each award, to determine the terms, provisions, and conditions of each award (which may be inconsistent with the terms of the 2023 Plan), to prescribe in the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2023 Plan or the administration or interpretation thereof. In connection with this authority, the Compensation Committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such award to lapse. The 2023 Plan is administered by the Compensation Committee, which consists of three directors, each of whom is, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director, or, if no committee exists, our board of directors. References below to the Compensation Committee include a reference to our board for those periods in which our board is acting.

Shares Subject to the 2023 Plan

Subject to the adjustment provisions of the 2023 Plan, the aggregate number of shares of Common Stock available for issuance under the 2023 Plan is 5,500,000, all of which may be granted as incentive stock options. If an award granted under the 2023 Plan expires or terminates, the shares subject to any portion of the award that expires, forfeits or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards under the 2023 Plan. Shares tendered or withheld on the exercise of options or other grant for the payment of the exercise or purchase price or withholding taxes, or shares purchased on the open market with cash proceeds from the exercise of options, will not again become available for other grants under the 2023 Plan.

No award may be granted under the 2023 Plan to any person who, assuming exercise of all options and payment of all awards held by such person would own or be deemed to own more than 9.8% of the outstanding shares of Common Stock.

The closing price of a share of Common Stock on June 30, 2023 was $11.28.

Eligible Participants

Awards under the 2023 Plan may be granted to our Manager and other persons who provide services to the Company as directors, officers, employees, advisors, consultants and other third-party service providers, including employees of the Manager and its affiliates who are providing services to us and our affiliates. As of June 30, 2023, there were approximately 12 directors and 600 officers, employees, advisors, consultants and other third-party service providers, including employees of the Manager and its affiliates who are providing services to us, eligible to participate in the 2023 Plan.

Term

The expiration date of the 2023 Plan, on and after which date no awards may be granted, is August 22, 2033, unless the plan is earlier terminated by our board of directors. Awards granted prior to the expiration date may continue after that date according to their terms.

54	Ready Capital 2023 Proxy

PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION 2023 EQUITY INCENTIVE PLAN

Limitations on Director Compensation

With respect to any one calendar year, the aggregate compensation that may be granted to any non-employee director, including all meeting fees, cash retainers and grants of stock awards, may not exceed $500,000. For purposes of such limit, the value of stock award grants will be determined based on the aggregate grant date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).

Types of Awards Under the 2023 Plan

The 2023 Plan provides for grants of stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent rights, restricted limited partnership units issued by our operating partnership and other equity-based awards.

Stock Options. The terms of specific options, including whether options shall constitute “incentive stock options” for purposes of Section 422(b) of the Internal Revenue Code, shall be determined by the Compensation Committee. The exercise price of an option shall be determined by the Compensation Committee and reflected in the applicable award agreement. The exercise price with respect to incentive stock options may not be lower than 100% (110% in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan) of the fair market value of our Common Stock on the date of grant. Each option will be exercisable after the period or periods specified in the award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan). Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee.

Restricted Shares of Common Stock. A restricted share award is an award of shares of Common Stock that is subject to restrictions on transferability and such other restrictions, if any, as the Compensation Committee may impose at the date of grant. Grants of restricted shares of Common Stock will be subject to vesting schedules as determined by the Compensation Committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. Unless otherwise stated in the applicable award agreement, a participant granted restricted shares of Common Stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted shares of Common Stock.

Although dividends may be paid on restricted shares of Common Stock, whether or not vested, at the same rate and on the same date as on shares of Common Stock, holders of restricted shares of Common Stock are prohibited from selling such shares until they vest.

Restricted Stock Units (RSUs). An RSU award is an award of units that are converted into Common Stock at a conversion rate that is based upon the achievement of pre-established criteria and such other restrictions that the Compensation Committee may impose at the date of grant. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. A participant granted RSUs does not have the rights of a stockholder, including, without limitation, the right to vote the shares of restricted Common Stock and holders of RSUs are prohibited from selling such units until they vest. The Compensation Committee may elect to provide the right to receive dividend equivalents.

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PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION 2023 EQUITY INCENTIVE PLAN

Dividend Equivalents. A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of Common Stock) of dividends paid on shares of Common Stock otherwise subject to an award. The Compensation Committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional shares of Common Stock. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.

Restricted Limited Partnership Units. A restricted limited partnership unit represents units of limited partnership interest of our operating partnership or may include limited partnership units that are structured as profit interests in our operating partnership, providing distributions to the holder of the award based on the achievement of specified levels of profitability by our operating partnership or the achievement of certain goals or events. The restricted limited partnership units may be convertible into or exchangeable for other securities of our operating partnership or into shares of Common Stock. The Compensation Committee will establish all other limitations and conditions of awards of restricted limited partnership units as it deems appropriate.

Other share-based awards. The 2023 Plan authorizes the granting of other awards based upon shares of Common Stock (including the grant of securities convertible into shares of Common Stock and share appreciation rights), subject to terms and conditions established at the time of grant.

Non-transferability of Awards

An award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution. However, the Compensation Committee may, in its sole discretion, permit awards to be transferred, in limited circumstances.

Change in Control

The 2023 Plan provides that, in the event of a “change in control” (as such term is defined in the 2023 Plan), the Compensation Committee shall take any such action as in its discretion it shall consider necessary to maintain each grantee’s rights under the 2023 Plan (including under each such grantee’s applicable award agreement) so that such grantee’s rights are substantially proportionate to the rights existing prior to such event, including, without limitation, adjustments in the number of shares, options or other awards granted, the number and kind of shares or other property to be distributed in respect of any options or rights previously granted under the plan, and the exercise price, purchase price, and performance-based criteria established in connection with any grants.

Tax Withholding

Generally, a participant will be required to pay the Company an amount in cash equal to the aggregate amount of any income, employment and/or other applicable taxes that are statutorily required to be withheld in respect of an award. Alternatively, the Compensation Committee may permit or require a participant to satisfy all or any portion of the applicable withholding taxes by (i) delivery of shares of Common Stock having an aggregate fair market value equal to the required withholding liability; or (ii) withholding shares of Common Stock otherwise issuable to a participant that have an aggregate fair market value equal to the amount required to be withheld, in accordance with such procedures as the Compensation Committee establishes.

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PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION 2023 EQUITY INCENTIVE PLAN

Amendment; Termination

Our board of directors may amend, alter, suspend, or discontinue the 2023 Plan but cannot take any action that would materially impair the rights of a participant with respect to existing grants without the participant’s consent, unless necessary for compliance with applicable law or legislation or to meet the requirements of any accounting standard or to correct an administrative error. Our board of directors must obtain approval of our stockholders for any amendment that would, in the reasonable opinion of our board of directors or the Compensation Committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an applicable securities exchange.

The Compensation Committee or our board of directors may amend the terms of any award granted under the 2023 Plan, prospectively or retroactively, but, generally may not impair the rights of any participant without his or her consent. Without the prior approval of our stockholders, the 2023 Plan may not be amended to permit: (i) the exercise price of an option to be reduced, directly or indirectly, (ii) an option to be cancelled in exchange for cash, other grants, or options with an exercise price that is less than the exercise price of the original option, or (iii) the Company to repurchase an option for value (in cash or otherwise) from a grantee if the current fair market value of the shares underlying the option is lower than the exercise price per share of the option.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The tax consequences of awards granted under the 2023 Plan are complex and may depend on the surrounding facts and circumstances. The following provides a brief summary of certain significant federal income tax consequences of the 2023 to a participant who is a citizen or resident of the United States under existing U.S. law as of the date hereof. This summary is not a complete statement of applicable law and is based upon Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, as well as administrative and judicial interpretations of the Code as in effect on the date of this description. If federal tax laws, or the interpretations of such laws, change in the future, the information provided in this section may no longer be accurate. This section does not discuss state, local, or foreign tax consequences and does not discuss the loss of deduction provisions of Section 280G of the Code, the excise tax provisions of Section 4999 of the Code, or the consequences of a failure to comply with Section 409A of the Code, each of which may be applicable in the circumstances described below. This section also does not discuss the effect of gift, estate, or inheritance taxes, nor any state, local, employment or foreign taxes which may be applicable.

Incentive Options.

Incentive options granted under the 2023 Plan are intended to qualify as incentive stock options under Code Section 422. Pursuant to Code Section 422, the grant and exercise of an incentive stock option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been an employee from the date of grant to three months before the date of exercise (or 12 months in the event of disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the option price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code. We will generally not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. If the holding period requirements for

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PROPOSAL NO. 4. APPROVAL AND ADOPTION OF THE READY CAPITAL CORPORATION 2023 EQUITY INCENTIVE PLAN

incentive stock option treatment described above are met, upon the disposition of shares acquired upon exercise of an incentive stock option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the exercise price, and such amount will be treated as a capital gain or loss. If the holding period requirements for incentive stock option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (i) the fair market value of the stock on the date of exercise minus the option price or (ii) the amount realized on disposition of the stock minus the option price. Any gain in excess of these amounts may be treated as capital gain.

Nonqualified Options.

 The grant of a nonqualified option should not result in taxable income to a participant. The difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. The participant’s basis in the shares of the stock acquired upon exercise of a nonqualified option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

Restricted Stock Awards.

The grant of a restricted stock award will not result in taxable income to the participant for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation. However, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares.

Restricted Stock Units, Other Equity-Based Awards, Other Cash-Based Awards and Dividend Equivalents.

The grant of a restricted stock unit, other equity-based award, other cash-based award or a dividend equivalent award generally should not result in taxable income to the participant for federal income tax purposes. However, the participant will recognize taxable ordinary income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any stock that is received in settlement of the award.

New plan benefits

Awards made under the 2023 Plan are made at the Compensation Committee’s discretion. Accordingly, it is not possible to determine at this time the amount of the awards that will be granted in the future under the 2023 Plan.

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Equity Compensation Plan Information

The following table presents certain information about the Prior Plan as of December 31, 2022:

	Number of Securities to be	Weighted-average	Number of securities remaining available
	issued upon exercise of	exercise price of	for future issuance under equity
	outstanding options,	outstanding options,	compensation plans—excluding securities
Award	warrants and rights	warrants and rights	reflected in the first column of this table(2)

Equity compensation plans approved by stockholders	1,850,065(1)	—	3,798,918(3)

Equity compensation plans not approved by stockholders(2)	—	—	—

Total	1,850,065(1)	—	3,798,918(3)
(1)	Reflects 256,082 RSUs and 1,593,983 OP Units outstanding under the Prior Plan. Excludes 571,081 shares of restricted Common Stock.
(2)	The Prior Plan provides for grants of equity awards up to, in the aggregate, the equivalent of 5% of the number of issued and outstanding shares of our Common Stock from time to time (on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities into shares of Common Stock)) at the time of the award.
(3)	All such shares are available for issuance pursuant to grants of full-value stock awards.

OTHER MATTERS

Our board of directors knows of no other business that may properly be presented at the Annual Meeting. As to any other business which may properly come before the Annual Meeting, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.

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SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder intending to present a proposal at our 2024 annual meeting of stockholders and have the proposal included in the Proxy Statement and proxy card for such meeting (pursuant to Rule 14a-8 of the Exchange Act) must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, submit the proposal in writing to us no later than March 5, 2024 and must otherwise be in compliance with the requirements of the SEC’s proxy rules.

Our Bylaws currently provide that any stockholder intending to nominate a director or present a stockholder proposal of other business for consideration at an annual meeting of stockholders, but not intending for such a nomination or proposal to be considered for inclusion in our proxy statement and proxy card relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must notify us in writing no earlier than the 150th day and not later than 5:00 p.m. Eastern Time, on the 120th day prior to the first anniversary of the date that the proxy statement for the immediately preceding annual meeting of stockholders is first released to stockholders; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after the anniversary of the date of the preceding year’s annual meeting of stockholders, to be timely, notice by the stockholder must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, to submit a director candidate for consideration for nomination at our 2024 annual meeting of stockholders, stockholders must submit the recommendation, in writing, by March 5, 2024, but in no event earlier than February 4, 2024. In addition to satisfying the foregoing requirements under SEC Rule 14a-8(e) and Ready Capital’s bylaws, stockholders who intend to solicit proxies in support of director nominees other than Ready Capital’s nominees, must comply with the universal proxy rules by providing notice that sets forth the information required by Rule 14a-19 under the Exchange Act by no later than June 23, 2024.

Any such nomination or proposal should be sent to our Secretary at Ready Capital Corporation, 1251 Avenue of the Americas, 50th Floor, New York, New York 10020 and, to the extent applicable, must include the information and other materials required by our Bylaws.

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DELIVERY OF MATERIALS

In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to our stockholders, we are, except as described below, furnishing proxy materials, including this Proxy Statement and our 2022 Annual Report to stockholders, as amended, by providing access to these documents on the Internet. Accordingly, on or about July 12, 2023, the Notice will be sent to our beneficial owners of Common Stock. The Notice provides instructions for accessing our proxy materials on the Internet and instructions for receiving printed copies of the proxy materials without charge by mail or electronically by email. Please follow the instructions included in the Notice.

The Notice provides you with instructions regarding the following: (1) viewing our proxy materials for the Annual Meeting on the Internet; (2) voting your shares after you have viewed our proxy materials; (3) requesting a printed copy of the proxy materials; and (4) instructing us to send our future proxy materials to you. We believe the delivery options allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to view those proxy materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

In addition, certain stockholders of record of our Common Stock will be sent, by mail, this Proxy Statement, the Notice of Annual Meeting of Stockholders and the related proxy card on or about July 12, 2023.

The difference between a stockholder of record and a beneficial owner of shares is as follows:

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and you will be sent the proxy materials by mail.

Beneficial Owner of Common Stock. If your shares are held in an account at an intermediary (bank or broker), then you are the beneficial owner of shares held in "street name," and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

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HOUSEHOLDING OF PROXY MATERIALS

The rules of the SEC permit companies and intermediaries (such as brokerage firms, banks, broker-dealers or other similar organizations) to satisfy the delivery requirements for Proxy Statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials (i.e. the Proxy Statement and annual report) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing the same address unless contrary instructions have been received from the impacted stockholders. Once a stockholder has received notice from its broker that they will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder revokes consent to “householding” or is notified otherwise. If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate set of our proxy materials, such stockholder should so notify us by directing written requests to: Ready Capital Corporation, 1251 Avenue of the Americas, 50th Floor, New York, New York 10020, Attn: Andrew Ahlborn. In addition, if so requested, we will also undertake to promptly deliver a separate set of proxy materials to any stockholder for whom such proxy materials were subject to “householding.” Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request “householding” of their communications should contact us as specified above or their respective brokers.

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MISCELLANEOUS

We are bearing all costs associated with the solicitation of proxies in connection with the Annual Meeting. We have retained Okapi Partners LLC to assist in the solicitation of proxies for the Annual Meeting for an estimated fee of approximately $15,000 plus expenses. This solicitation is being made primarily through the Internet, telephone and by mail, but may also be made by our directors, executive officers and employees by telephone, telegraph, facsimile transmission, electronic transmission, Internet, mail or personal interview. No additional compensation will be given to our directors, executive officers or employees for this solicitation. We will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, (FILED WITH THE SEC AND THE NYSE), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER. REQUESTS SHOULD BE DIRECTED TO OUR SECRETARY AT READY CAPITAL CORPORATION, 1251 AVENUE OF THE AMERICAS, 50TH FLOOR, NEW YORK, NEW YORK 10020.

By Order of our Board of Directors

/s/ Andrew Ahlborn
Andrew Ahlborn
Secretary

New York, New York

July 3, 2023

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Annex A

READY CAPITAL CORPORATION

2023 EQUITY INCENTIVE PLAN

1.Purpose.  The Plan is intended to provide incentives to directors, officers, advisors, consultants, key employees, and others expected to provide significant services to the Company and its Subsidiaries, including the Manager and personnel, employees, officers and directors of the other Participating Companies (as defined herein), to encourage a proprietary interest in the Company, to encourage the Manager and such key personnel to remain in the service of the Company and the other Participating Companies, to attract new personnel with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company and the other Participating Companies, in each case, as may be necessary from time to time.  In furtherance thereof, the Plan permits awards of equity-based incentives to the Manager and key personnel, employees, officers and directors of, and certain other providers of services to, the Company or any other Participating Company.

2.Definitions.  As used in this Plan, the following definitions apply:

“Act” shall mean the Securities Act of 1933, as amended.

“Award Agreement” shall mean a written agreement evidencing a Grant pursuant to the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall have the meaning assigned to such term in the employment, severance or similar agreement, if any, between such Grantee and the Company, the Manager or any of their respective affiliates, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Agreement, “Cause” shall mean a termination of employment or service, based upon a finding by the Company, acting in good faith, after the occurrence of any of the following:  (i) the Grantee has engaged in any criminal offense which involves a violation of federal or state securities laws or regulations, embezzlement, fraud, wrongful taking or misappropriation of property, theft, or any other crime involving dishonesty, or has committed gross negligence; (ii) any Grantee has persistently and willfully neglected his or her duties in respect of the Company, the Manager or any other Participating Company or failed to devote substantially all of his or her working time, attention, energy and skills to the faithful and diligent performance of such duties, after the Company or the applicable Participating Company has given written notice specifying such conduct and giving the Grantee a reasonable period of time (not less than thirty (30) days), to conform his or her conduct to such duties; (iii) any Grantee that becomes ineligible pursuant to Section 9(a) or (b) of the Investment Company Act of 1940 to serve as an investment advisor (or in any other capacity affected by such Section) to a registered investment company or is or becomes ineligible pursuant to Section 203 of the Investment Advisors Act of 1940 to serve as a registered investment advisor, or has been determined by an appropriate body to have engaged in conduct that would permit the U.S. Securities and Exchange Commission to bar him or her from any such services; (iv) any Grantee has engaged in conduct which may have a material adverse effect on, or cause reputational damage to, the Company or any Participating Company (as determined by the Company in its sole and absolute discretion); or (v) the Grantee’s intentional breach of any material provision of an Award Agreement or any

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other agreements of the Company, the Manager or any of their respective affiliates.  As used in this definition, “material” means “more than de minimis.”

“Change in Control” means unless otherwise provided in an Award Agreement the happening of any of the following:

(i)	any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Grantee, the Grantee and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Grantee is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company);

(ii)	any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any);

(iii)	there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv)	the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company’s shareholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Company or any subcommittee of the Board as appointed by the Board in accordance with Section 4 of the Plan; provided, however, that the Committee shall at all times consist of two or more persons who, at the time of their appointment, each qualified as a “Non-Employee Director” under Rule 16b 3(b)(3)(i) promulgated under the Exchange Act.

“Common Stock” shall mean the Company’s common stock, par value $0.0001 per share, either currently existing or authorized hereafter.

“Company” shall mean Ready Capital Corporation, a Maryland corporation.

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“DER” shall mean a right awarded under Section 10 of the Plan to receive (or have credited) the equivalent value (in cash or Shares) of dividends paid on Common Stock.

“Disability” shall mean, unless otherwise provided by the Committee in the Grantee’s Award Agreement, a finding by the Committee, based on the basis of medical evidence satisfactory to the Committee in its sole and absolute judgment, that a Grantee is disabled, mentally or physically, within the meaning of Section 409A(a)(2)(C) of the Code.

“Eligible Persons” shall mean the Manager and officers, directors, advisors, personnel and employees of the Participating Companies and other persons expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to one or more of the Participating Companies.  For purposes of the Plan and to the extent consistent with applicable securities law, a provider of significant services (such as a consultant or advisor) to the Company or any other Participating Company shall be deemed to be an Eligible Person, but will be eligible to receive Grants (but in no event Incentive Stock Options), only after a finding by the Committee in its discretion that the value of the services rendered or to be rendered to the Participating Company is at least equal to the value of the Grants being awarded.

“Employee” shall mean an individual, including an officer of a Participating Company, who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by a Participating Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exercise Price” shall mean the price per share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.

“Fair Market Value” shall mean the value of one share of Common Stock, determined as follows:

(i)	If the Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange on the date in question (or, if no such price is available for such date, for the last preceding date on which there was a sale of Shares on such exchange), as determined by the Committee.

(ii)	If the Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices on the date in question for the Shares in such over-the-counter market (or, if no such average is available for such date, for the last preceding date on which there was a sale of Shares in such market), as determined by the Committee.

(iii)	If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine. Notwithstanding the foregoing, where the Shares are listed or traded, the Committee may make discretionary determinations in good faith where the Shares have not been traded for 10 trading days.

Notwithstanding the foregoing, with respect to any “stock right” within the meaning of Section 409A of the Code, Fair Market Value shall not be less than the “fair market value” of the Shares determined in accordance with the final regulations promulgated under Section 409A of the Code.

“Grant” shall mean the issuance of an Incentive Stock Option, Non-qualified Stock Option, Restricted Stock, Restricted Stock Unit, DER, Restricted Limited Partnership Units, or other equity-based grant as contemplated herein or any combination thereof as applicable to an Eligible Person.  The Committee will determine the eligibility of personnel, employees, officers, directors and others expected to provide significant services to any Participating Company based

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on, among other factors, the position and responsibilities of such individuals, the nature and value to such Participating Company of such individuals’ accomplishments and potential contribution to the success of such Participating Company whether directly or through its subsidiaries.

“Grantee” shall mean an Eligible Person to whom Options, Restricted Stock, Restricted Stock Units, DERs, Restricted Limited Partnership Units or other equity-based awards are granted hereunder.

“Incentive Stock Option” shall mean an Option of the type described in Section 422(b) of the Code issued to an Employee of (i) the Company, or (ii) a “subsidiary corporation” or a “parent corporation” as defined in Section 424(f) of the Code.

“Manager” shall mean Waterfall Asset Management, LLC, the Company’s manager.

“Non-qualified Stock Option” shall mean an Option not described in Section 422(b) of the Code.

“Operating Partnership” shall mean Sutherland Partners, L.P., a Delaware limited partnership.

“Option” shall mean any option, whether an Incentive Stock Option or a Non-qualified Stock Option, to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

“Optionee” shall mean any Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

“Participating Companies” shall mean the Company, the Subsidiaries, the Manager, and, with the consent of the Board or the Committee, any of their respective affiliates and any joint venture affiliate of the Company.

“Performance-Based Grants” shall have the meaning set forth in Section 13.

 “Plan” shall mean the Company’s 2023 Equity Incentive Plan, as set forth herein, and as the same may from time to time be amended.

“Prior Plan” shall mean the Company’s 2013 Equity Incentive Plan.

“Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

“Restricted Limited Partnership Units” shall mean restricted limited partner profits interests in the Operating Partnership and other restricted limited partnership units in the Operating Partnership, providing distributions to the holder of the award based on the achievement of specified levels of profitability by the Operating Partnership or the achievement of certain goals or events, which may be convertible into or exchangeable for other securities of the Operating Partnership or into shares of the Company’s capital stock, including the Shares.

“Restricted Stock” shall mean an award of Shares that are subject to restrictions hereunder.

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“Restricted Stock Unit” shall mean the right to receive Shares (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

“Shares” shall mean shares of Common Stock of the Company, adjusted in accordance with Section 14 of the Plan (if applicable).

“Subsidiary” shall mean any corporation, partnership, limited liability company or other entity at least 50% of the economic interest in the equity of which is owned, directly or indirectly, by the Company or by another Subsidiary.

“Successors of the Optionee” shall mean the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

“Termination of Service” shall mean the time when the employee-employer relationship or directorship, or other service relationship (sufficient to constitute service as an Eligible Person), between the Grantee and any Participating Company is terminated for any reason, with or without Cause, including, but not limited to, any termination by resignation, discharge, death or retirement; provided,  however, Termination of Service shall not include a termination where there is a simultaneous continuation of service of the Grantee (sufficient to constitute service as an Eligible Person) for another Participating Company.  The Committee, in its absolute discretion, shall determine the effects of all matters and questions relating to Termination of Service, including, but not limited to, the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Service.  For this purpose, the service relationship shall be treated as continuing intact while the Grantee is on military leave, sick leave or other bona fide leave of absence (to be determined in the discretion of the Committee).

3.Effective Date; Term.  The Plan shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”). The Plan shall terminate on, and no award shall be granted hereunder on or after, the 10-year anniversary of the Effective Date; provided, however, that the Board may at any time prior to that date terminate the Plan.

4.Administration.

(a)Membership on Committee.  The Plan shall be administered by the Committee.  If no Committee is appointed by the Board to act for those purposes or the Board otherwise so elects, the full Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

(b)Special Committee.   The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Grants, to (i) designate officers and/or employees of Participating Companies to be recipients of Grants under the Plan, and (ii) to determine the number of such Grants to be received by any such Eligible Persons; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to Grants to Eligible Persons who are subject to Section 16(a) of the Exchange Act on the date of grant. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any such Grants.

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(c)Grant of Awards.

(i) The Committee shall from time to time at its discretion select the Eligible Persons who are to be issued Grants and determine the number and type of Grants to be issued under any Award Agreement to an Eligible Person.  In particular, the Committee shall (A) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Grants awarded hereunder (including, but not limited to the performance goals and periods applicable to the award of Grants); (B) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; and (C) determine or impose other conditions to the Grant or exercise of Options under the Plan as it may deem appropriate.  The Committee may establish such rules, regulations and procedures for the administration of the Plan as it deems appropriate, determine the extent, if any, to which Options, Shares (whether or not Shares of Restricted Stock), Restricted Stock Units, DERs, Restricted Limited Partnership Units or other equity-based awards shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder), and take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof.  The Committee shall also cause each Incentive Stock Option to be designated as such, except that no Incentive Stock Options may be granted to an Eligible Person who is not an Employee of the Company or a “subsidiary corporation” or a “parent corporation” as defined in Section 424(f) of the Code.  The Grantee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry or effect one or more of the obligations or restrictions imposed on the Grantee pursuant to the express provisions of the Plan and the Award Agreement.  DERs will be exercisable separately or together with Options, and paid in cash or other consideration at such times and in accordance with such rules, as the Committee shall determine in its discretion.  Unless expressly provided hereunder, the Committee, with respect to any Grant, may exercise its discretion hereunder at the time of the award or thereafter.  The Committee shall have the right and responsibility to interpret the Plan and the interpretation and construction by the Committee of any provision of the Plan or of any Grant thereunder, including, without limitation, in the event of a dispute, shall be final and binding on all Grantees and other persons to the maximum extent permitted by law.  Without limiting the generality of Section 23 hereof, no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant hereunder.

(ii) Notwithstanding clause (i) of this Section 4(c), unless otherwise required by law or exchange listing rules, any award under the Plan to an Eligible Person who is a member of the Committee shall be made by the full Board, but for these purposes the directors of the Company who are on the Committee shall be required to be recused in respect of such awards and shall not be permitted to vote.

(d)Awards.

(i) Agreements.  Grants to Eligible Persons shall be evidenced by written Award Agreements in such form as the Committee shall from time to time determine (which Award Agreements need not be in the same form as any other Award Agreement evidencing Grants under the Plan and need not contain terms and conditions identical to those applicable to any other Grant under the Plan or to those applicable to any other Eligible Persons).  Such Award Agreements shall comply with and be subject to the terms and conditions set forth below.

(ii) Number of Shares.  Each Grant issued to an Eligible Person shall state the number of Shares to which it pertains or which otherwise underlie the Grant and shall provide for the adjustment thereof in accordance with the provisions of Section 14 hereof.

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(iii) Grants.  Subject to the terms and conditions of the Plan and consistent with the Company’s intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 under the Exchange Act in awarding Grants, the Committee shall have the power:

(A) to determine from time to time the Grants to be issued to Eligible Persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Grants issued under the Plan to such persons;

(B) to construe and interpret the Plan and the Grants thereunder and to establish, amend and revoke the rules, regulations and procedures established for the administration of the Plan.  In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Award Agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.  All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Participating Companies and the Grantees;

(C) to amend any outstanding Grant, subject to Section 16 hereof, and to accelerate or extend the vesting or exercisability of any Grant (in compliance with Section 409A of the Code, if applicable) and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate;

(D) to determine the circumstances, if any, upon which an award made under the Plan shall be subject to forfeiture in whole or in part as a result of a breach by the Grantee of a provision or covenant to which the Grantee is subject; and

(E) generally to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

(iv) Any Grant awarded after the effective date of the Plan is subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is or in the future becomes subject to any Company “clawback” or recoupment policy or as otherwise required by applicable law.

5.Participation.

(a)Eligibility.  Only Eligible Persons shall be eligible to receive Grants under the Plan.

(b)Limitation of Ownership.  No Grants shall be issued under the Plan to any person who after such Grant would beneficially own more than 9.8% of the outstanding Shares, unless the foregoing restriction is expressly and specifically waived by action of the independent directors of the Board.

(c)Share Ownership.  For purposes of Section 5(b) above, in determining Share ownership, a Grantee shall be considered as owning the Shares owned, directly or indirectly, by or for his or her brothers, sisters, spouses, ancestors and lineal descendants.  Shares owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.  Shares with respect to which any person holds an Option shall be considered to be owned by such person.

(d)Outstanding Shares.  For purposes of Section 5(b) above, “outstanding Shares” shall include all Shares actually issued and outstanding immediately after the issue of the Grant to the Grantee.  With respect to the

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Share ownership of any Grantee, “outstanding Shares” shall include Shares authorized for issue under outstanding Options held by such Grantee, but not options held by any other person.

 6.Shares; Limitations.

(a)Subject to adjustments pursuant to Section 14 hereof, the aggregate number of Shares reserved and available for issuance pursuant to Grants hereunder shall be 5,500,000, all of which may be granted as Incentive Stock Options. From and after the Effective Date, no further awards shall be granted under the Prior Plan, and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.

(b)To the extent that a Grant expires or is canceled, forfeited or terminated without issuance to the Grantee of the full number of Shares to which the Grant related, the unissued Shares will again be available for grant under the Plan. Shares shall be deemed to have been issued in settlement of Grants if the Fair Market Value equivalent of such Shares is paid in cash; provided, however, that no Shares shall be deemed to have been issued in settlement of a Restricted Stock Unit that only provides for settlement in cash and settles only in cash or in respect of any other cash-based Grant. In no event shall (i) Shares tendered or withheld on the exercise of Options or other Grant for the payment of the exercise or purchase price or withholding taxes, or (ii) Shares purchased on the open market with cash proceeds from the exercise of Options, again become available for other Grants under the Plan.

(c)With respect to any one calendar year, the aggregate compensation that may be granted to any non-employee director, including all meeting fees, cash retainers and Grants, shall not exceed $500,000. For purposes of such limit, the value of Grants shall be determined based on the aggregate grant date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).

7.Terms and Conditions of Options.

(a)Exercise Price.  Each Award Agreement with an Eligible Person shall state the Exercise Price.  The Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant.

(b)Medium and Time of Payment.  Except as may otherwise be provided below, the Purchase Price for each Option granted to an Eligible Person shall be payable in full in United States dollars upon the exercise of the Option.  In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 20 hereof.  If the applicable Award Agreement so provides, or the Committee otherwise so permits, the Purchase Price may be paid in one or a combination of the following, taking into account the desired accounting treatment and compliance with applicable law:

(i) by a certified or bank cashier’s check;

(ii) by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price;

(iii) by reduction of the Shares issuable upon exercise of the Option;

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(iv) by cancellation of indebtedness owed by the Company to the Grantee;

(v) subject to Section 17(e) hereof, by broker-assisted cashless exercise using a broker reasonably acceptable to the Company, pursuant to which the Grantee delivers to the Company, on or prior to the exercise date, the Grantee’s instruction directing and obligating the broker to (a) sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and (b) remit to the Company a sufficient portion of the sale proceeds to pay the aggregate purchase price, no later than the third trading day after the exercise date;

(vi) subject to Section 16(e) hereof, by a loan or extension of credit from the Company evidenced by a full recourse promissory note executed by the Grantee.  The interest rate and other terms and conditions of such note shall be determined by the Committee (in which case the Committee may require that the Grantee pledge his or her Shares to the Company for the purpose of securing the payment of such note, and in no event shall the stock certificate(s) representing such Shares be released to the Grantee until such note shall have been paid in full); or

(vii) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose such limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Shares as payment upon exercise of an Option.  Any fractional Shares resulting from a Grantee’s election that are accepted by the Company shall in the discretion of the Committee be paid in cash.

(c)Term and Nontransferability of Grants and Options.

(i) Each Option under this Section 7 shall state the time or times which all or part thereof becomes exercisable, subject to the restrictions set forth in clauses (ii) through (v) below.

(ii) No Option shall be exercisable except by the Grantee or a transferee permitted hereunder.

(iii) No Option shall be assignable or transferable, except by will or the laws of descent and distribution of the state wherein the Grantee is domiciled at the time of his or her death; provided,  however,  that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (A) does not result in accelerated taxation, (B) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code and (C) is otherwise appropriate and desirable.

(iv) Notwithstanding Section 7(c)(iii) above, if the Award Agreement provides, an Option that is not an Incentive Stock Option may be transferred by an Optionee to the Optionee’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Option transferred pursuant to this clause shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Optionee; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.  In the event of any transfer of an Option (by the Optionee or his or her transferee), the Option and any corresponding stock appreciation right that relates to such Option must be transferred to the same person or persons or entity or entities.

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(v) No Option shall be exercisable until such time as set forth in the applicable Award Agreement (but in no event after the expiration of such Grant).

(vi) No modification of an Option shall, without the consent of the Optionee or as required by applicable law or regulation or to meet the requirements of any accounting standard or to correct an administrative error, materially impair the rights of an Optionee under any Option previously granted.

(vii) No Option shall provide for DERs.

(d)Termination of Service, other than by Death, Disability, or for Cause.  Unless otherwise provided in the applicable Award Agreement, upon any Termination of Service for any reason other than his or her death or Disability, an Optionee shall have the right, subject to the restrictions of Section 4(c) above, to exercise his or her Option at any time within 90 days after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised or forfeited; provided,  however,  that, unless otherwise provided in the applicable Award Agreement, if there occurs a Termination of Service by a Participating Company for Cause, any Option not exercised in full prior to such termination shall be cancelled.

(e)Death of Optionee.  Unless otherwise provided in the applicable Award Agreement, if the Optionee of an Option dies while an Eligible Person or within 90 days after any Termination of Service other than for Cause, and has not fully exercised such Option, subject to the restrictions of Section 4(c) above, such Option may be exercised at any time within 12 months after the Optionee’s death (or 12 months after the Optionee’s Termination of Service, if sooner) by the Successor of the Optionee, but only to the extent that, at the date of death, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised or forfeited.

(f)Disability of Optionee.  Unless otherwise provided in the Award Agreement, upon any Termination of Service for reason of his or her Disability, an Optionee shall have the right, subject to the restrictions of Section 4(c) above, to exercise an Option at any time within 12 months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised or forfeited.

(g)Rights as a Stockholder.  An Optionee, a Successor of the Optionee, or the holder of a DER shall have no rights as a stockholder with respect to any Shares covered by his or her Grant until, in the case of an Optionee, the date of the issuance of a stock certificate for such Shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14 hereof.

(h)Other Provisions.  The Award Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

8.Special Rules for Incentive Stock Options.

(a)In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the Grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by

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any Optionee for the first time during any calendar year (under the Plan and all other plans) required to be taken into account under Section 422(d) of the Code shall not exceed $100,000.

(b)In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110% of the Fair Market Value of a Share on the day the Option is granted and the term of an Incentive Stock Option shall be no more than five years from the date of grant.

(c)If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

9.Provisions Applicable to Restricted Stock and Restricted Stock Units.

(a)Vesting Periods.  In connection with the grant of Restricted Stock and Restricted Stock Units, whether or not performance goals apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock or Restricted Stock Units granted, the length of which shall be determined in the discretion of the Committee and set forth in the applicable Award Agreement.

(b)Grant of Restricted Stock or Restricted Stock Units.  Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement:  (i) authorize the Grant of Restricted Stock or Restricted Stock Units to Eligible Persons; (ii) provide a specified purchase price for Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock or Restricted Stock Units, and (iv) determine or impose other conditions to the Grant of Restricted Stock or Restricted Stock Units under the Plan as it may deem appropriate.

(c)Certificates for Restricted Stock.

(i) Each Grantee of Restricted Stock may be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan.  Any such certificate shall be registered in the name of the Grantee.  Without limiting the generality of Section 6 hereof, in addition to any legend that might otherwise be required by the Board or the Company’s charter, bylaws or other applicable documents, the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the applicable Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Grant, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE READY CAPITAL CORPORATION. 2023 EQUITY INCENTIVE PLAN, AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND READY CAPITAL CORPORATION COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF READY

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CAPITAL CORPORATION AT 1251 AVENUE OF THE AMERICAS, 50th FLOOR, NEW YORK, NEW YORK 10020.

(ii) The Committee may require that any stock certificates evidencing such Shares be held in custody by the Company until the restrictions hereunder shall have lapsed and that, as a condition of any grant of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the stock covered by such Grant.  If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 9(d) hereof.

(iii) For purposes of clarity, nothing contained in the Plan shall preclude the use of non-certficated evidence of ownership that the Committee determines to be appropriate, including book entry.

(d)Restrictions and Conditions.  Unless otherwise provided by the Committee in an Award Agreement, the Shares of Restricted Stock or Restricted Stock Units awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the applicable Award Agreement, during a period commencing with the date of such Grant and ending on the date the period of forfeiture with respect to which such Shares or Restricted Stock Units lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock or Restricted Stock Units awarded under the Plan (or have Shares of Restricted Stock or Restricted Stock Units attached or garnished).  The vesting period shall be provided in the applicable Award Agreement.  Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares or Restricted Stock Units shall only lapse as to whole Shares.

(ii) Except as provided in the foregoing clause (i), or in Section 14 hereof, the Grantee shall have, in respect of the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the underlying Shares and receive dividends. Except as otherwise provided in an Award Agreement, the Grantee shall have none of the rights of a stockholder of the Company with respect to Restricted Stock Units until such time as Shares are paid in settlement of such Grants.

(iii) Unless otherwise provided in the applicable Award Agreement, if the Grantee has a Termination of Service for any reason, then (A) all shares of Restricted Stock still subject to restriction shall thereupon and all unvested Restricted Stock Units, and with no further action, be forfeited by the Grantee, and (B) with respect to Restricted Stock, the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (X) the amount paid by the Grantee, if any, for forfeited Restricted Stock as contemplated by Section 9(b) hereof, and (Y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

10.Provisions Applicable to Dividend Equivalent Rights.  The Committee is authorized to grant DERs with respect to Grants (other than Options) granted hereunder. DERs shall entitle the Grantee to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Grant (other than Options), as determined by the Committee. DERs accruing on unvested Grants shall, as provided in the Award Agreement, either (i) be paid or distributed when accrued, (ii) be reinvested in the form of additional Shares (subject to Share availability under the Plan), which shall be subject to the same vesting provisions as provided for the host Grant,

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or (iii) be credited by the Company to an account for the Grantee and accumulated without interest until the date upon which the host Grant becomes vested.

11.Provisions Applicable to Restricted Limited Partnership Units.

(a)Vesting Periods.  In connection with the grant of Restricted Limited Partnership Units, whether or not performance goals apply thereto, the Committee shall establish one or more vesting periods with respect to the Restricted Limited Partnership Units granted, the length of which shall be determined in the discretion of the Committee and set forth in the applicable Award Agreement.  Subject to the provisions of this Section 11, the applicable Award Agreement and the other provisions of the Plan, restrictions on Restricted Limited Partnership Units shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

(b) Grant of Restricted Limited Partnership Units.  Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement:  (i) authorize the Grant of Restricted Limited Partnership Units to Eligible Persons; (ii) provide a specified purchase price for the Restricted Limited Partnership Units (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Limited Partnership Units and (iv) determine or impose other conditions to the Grant of Restricted Limited Partnership Units under the Plan as it may deem appropriate.

(c)Restrictions and Conditions.  Unless otherwise provided by the Committee in an Award Agreement, the Restricted Limited Partnership Units awarded pursuant to the Plan shall be subject to the following restrictions and conditions:  subject to the provisions of the Plan and the applicable Award Agreement, during a period commencing with the date of such Grant and ending on the date the period of forfeiture with respect to such Restricted Limited Partnership Units lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Restricted Limited Partnership Units awarded under the Plan (or have such units attached or garnished).  Subject to the provisions of the applicable Award Agreement, the period of forfeiture with respect to Restricted Limited Partnership Units granted hereunder shall lapse as provided in the applicable Award Agreement.  Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Restricted Limited Partnership Units shall only lapse as to whole units.

(d)Termination of Service.  Unless otherwise provided in the applicable Award Agreement, if the Grantee has a Termination of Service for any reason, then (A) all Restricted Limited Partnership Units still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (X) the amount paid by the Grantee, if any, for such forfeited Restricted Limited Partnership Units as contemplated by Section 11(b) hereof, and (Y) the Fair Market Value on the date of termination of the forfeited Restricted Limited Partnership Units.

12.Other Equity-Based Awards.  The Board shall have the right to grant other awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock, and the grant of restricted stock units.

13.Performance-Based Grants.  Any Grant under this Plan may have performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Grants with performance-based vesting criteria are

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referred to herein as Performance-Based Grants. The Committee shall have the complete discretion to determine the number of Performance-Based Grants granted to each Grantee and to designate the terms and conditions thereof. All Performance-Based Grants shall be evidenced by an Award Agreement.

14.Recapitalization and Change of Control.

(a)Subject to any required action by stockholders and to the specific provisions of Section 15 hereof, if (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Grants, then:

(i) the maximum aggregate number of Shares which may be made subject to Grants granted under the Plan shall be appropriately adjusted by the Committee in its discretion; and

(ii) the Committee shall take any such action as in its discretion shall be necessary to maintain each Grantees’ rights hereunder (including under their applicable Award Agreements) to prevent dilution or enlargement of rights immediately resulting from such transaction, including, without limitation, adjustments in (A) the number of Shares underlying outstanding Grants, (B) the number and kind of shares or other property to be distributed in respect of Grants, (C) the Exercise Price and Purchase Price, and (D) performance-based criteria established in connection with Grants; provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 14(a) had the event related to the Company. Without limiting the foregoing, in the event of a subdivision of the outstanding Shares (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Shares into a lesser number of Shares, the authorization limits under Section 6 shall automatically be adjusted proportionately, and the Shares then subject to each Grant shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Grants, the number of Shares (or units) available under Section 6 above shall be increased or decreased, as the case may be, proportionately.

(b)Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock pursuant to this Section 14 shall be subject to the applicable restrictions and requirements imposed by Section 9 hereof, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 9(c)(i) hereof.

(c)If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 9(d) hereof may be required to deposit with the successor corporation the certificates for the stock or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 9(c)(ii) hereof, and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 9(d) hereof, and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 9(c)(i) hereof.

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(d)The judgment of the Committee with respect to any matter referred to in this Section 14 shall be conclusive and binding upon each Grantee without the need for any amendment to the Plan.

(e)Subject to any required action by stockholders, if the Company is the surviving corporation in any merger or consolidation, the rights under any outstanding Grant shall pertain and apply to the securities to which a holder of the number of Shares subject to the Grant would have been entitled.  Subject to the terms of any applicable Award Agreement, in the event of a merger or consolidation in which the Company is not the surviving corporation, the date of exercisability of each outstanding Option and settling of each Restricted Stock Unit or, as applicable, any other Grant under this Plan(in each case whether or not vested), shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Grant by the successor to the Company.

(f)To the extent that the foregoing adjustment related to securities of the Company, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

(g)Except as expressly provided in this Section 14, a Grantee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to a Grant or the Exercise Price of Shares subject to an Option.

(h)Grants made pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

(i)Upon the occurrence of a Change in Control, the Committee as constituted immediately before such Change in Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of such Change in Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, and the acceleration of the exercisability or vesting of awards granted under the Plan, cancellation of any Options in return for payment equal to the Fair Market Value of Shares subject to an Option as of the date of such Change in Control less the Exercise Price applicable thereto (which amount may be zero) and settling of each vested Restricted Stock Unit or, as applicable, other Grant under Section 12 hereof (in each case whether or not vested)), if any, provided that the Committee determines that such adjustments do not have a substantial adverse economic impact on the Grantee as determined at the time of the adjustments.

15.Effect of Certain Transactions.  In the case of (a) the dissolution or liquidation of the Company, (b) a merger, consolidation, reorganization or other business combination in which the Company is acquired by another entity or in which the Company is not the surviving entity, or (c) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, the Plan and the Grants issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of Grants theretofore granted, or the substitution for such Grants of new Grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 14 hereof.  In the event of such termination, all outstanding Options and Grants shall be exercisable to the extent then vested (taking into account any accelerated vesting provided by the Committee) for at least ten days prior to the date of such termination.

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16.Securities Law Requirements.

(a)Legality of Issuance.  The issuance of any Shares pursuant to Grants under the Plan and the issuance of any Grant shall be contingent upon the following:

(i) the obligation of the Company to sell Shares with respect to Grants issued under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee;

(ii) the Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options; and

(iii) each Grant  is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares or other awards issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Grants made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

(b)Restrictions on Transfer.  Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law.  In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Grantee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 16 shall be conclusive and binding on all persons.  Without limiting the generality of Section 6 hereof, stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear a restrictive legend, substantially in the following form, and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

“THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”

(c)Registration or Qualification of Securities.  The Company may, but shall not be obligated to, register or qualify the issuance of Grants and/or the sale of Shares under the Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the issuance of Grants or the sale of Shares under the Plan to comply with any law.

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(d)Exchange of Certificates.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall, with the permission of the Committee, be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

(e)Certain Loans.  Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

17.Compliance with Section 409a of the Code.

(a)Any Award Agreement issued under the Plan that is subject to Section 409A of the Code shall include such additional terms and conditions as may be required to satisfy the requirements of Section 409A of the Code.

(c)With respect to any Grant issued under the Plan that is subject to Section 409A of the Code, and with respect to which a payment or distribution is to be made upon a Termination of Service, if the Grantee is determined by the Company to be a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code and any of the Company’s stock is publicly traded on an established securities market or otherwise, such payment or distribution, to the extent it would constitute a payment of nonqualified deferred compensation within the meaning of Section 409A of the Code that is ineligible for an exemption from treatment as such, may not be made before the date which is six months after the date of Termination of Service (to the extent required under Section 409A of the Code).

(c)Notwithstanding anything in the Plan or in any Award Agreement to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Agreement by reason of the occurrence of a Change in Control, or the Grantee’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Grantee, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Grant upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability or separation from service as applicable.

(d)Notwithstanding any other provision of the Plan, the Board and the Committee shall administer the Plan, and exercise authority and discretion under the Plan, to satisfy the requirements of Section 409A of the Code or any exemption thereto.  Nevertheless, nothing contained herein is intended to provide assurances or an indemnity to any Grantee regarding his or her personal tax treatment. Neither the Company, any Participating Company nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Grantee) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Grantee or other taxpayer as a result of the Plan or any Grant.

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18.Amendment of the Plan and Grants.

(a)The Board may from time to time, with respect to any Shares at the time not subject to Grants, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, taking into account applicable laws, regulations, exchange and accounting rules; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an applicable securities exchange, then such amendment shall be subject to stockholder approval.  The Board may otherwise amend the Plan as it shall deem advisable, except that no amendment may materially impair the rights of a Grantee under an award previously granted without the Grantee’s consent, unless effected to comply with applicable law or regulation or to meet the requirements of any accounting standard or to correct an administrative error. Without the prior approval of the stockholders of the Company, the Plan may not be amended to permit: (i) the exercise price of an Option to be reduced, directly or indirectly, (ii) an Option to be cancelled in exchange for cash, other Grants, or Options with an exercise price that is less than the exercise price of the original Option, or (iii) the Company to repurchase an Option for value (in cash or otherwise) from a Grantee if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option or SAR.

(b)At any time and from time to time, the Committee may amend, modify or terminate any outstanding Grant without approval of the Grantee; provided, however (i) subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Grantee’s consent, materially impair the rights of a Grantee; (ii) the original term of an Option may not be extended without the prior approval of the stockholders of the Company; and (iii) except as otherwise provided in Section 14, without the prior approval of stockholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for cash, other Grants or Options with an exercise or base price that is less than the exercise price of the original Option, and (iii) the Company may not repurchase an Option for value (in cash or otherwise) from a Grantee if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

19.Application of Funds.  The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option, the sale of Restricted Stock or in connection with other Grants under the Plan will be used for general corporate purposes.

20.Tax Withholding.  Each Grantee shall, no later than the date as of which the value of any Grant first becomes includable in the gross income of the Grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income.  To the extent permitted by the Committee from time to time, a Grantee may elect to have such tax withholding satisfied, in whole or in part, by (a) authorizing the Company to withhold a number of Shares to be issued pursuant to a Grant equal to the Fair Market Value as of the date withholding is effected that would satisfy the withholding amount due, (b) transferring to the Company Shares owned by the Grantee with a Fair Market Value equal to the amount of the required withholding tax, or (c) in the case of a Grantee who is an Employee of the Company at the time such withholding is effected, by withholding from the Grantee’s cash compensation.  Notwithstanding anything contained in the Plan to the contrary, the Grantee’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise by provided hereunder to provide Shares to the Grantee, and the failure of the Grantee to satisfy such requirements with respect to a Grant shall cause such Grant to be forfeited.

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21.Notices.  All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Secretary of the Company or his or her designee or mailed to its principal office, addressed to the attention of the Secretary of the Company or to his or her designee; and if to the Grantee, shall be delivered personally or mailed to the Grantee at the address appearing in the records of the applicable Participating Company.  Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 21.

22.Rights to Employment or Other Service.  Nothing in the Plan or in any Grant issued pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of any Participating Company (if applicable) or interfere in any way with the right of such Participating Company and its stockholders to terminate the individual’s employment or other service at any time.

23.Exculpation and Indemnification.  To the maximum extent permitted by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee, in each case as constituted from time to time, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

24.No Fund Created.  The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to a Grant, nothing contained in the Plan or any Award Agreement shall give the Grantee any rights that are greater than those of a general creditor of the Company or any Participating Company. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Grants. This Plan is not intended to be subject to ERISA.

25.No Fiduciary Relationship.  Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company, the Participating Companies, their respective officers or the Committee, on the one hand, and the Grantee, the Company, the Participating Companies or any other person or entity, on the other.

26.Captions.  The use of captions in the Plan is for convenience.  The captions are not intended to provide substantive rights.

27.GOVERNING LAW.  THE PLAN SHALL BE GOVERNED BY THE LAWS OF MARYLAND, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

28.Regional Variation.  The Committee reserves the right to authorize the establishment of, and to authorize Grants pursuant to, annexes, sub-plans or other supplementary documentation as the Committee deems appropriate in light of local law, rules and customs.

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Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Online Go to www.investorvote.com/RC2023 or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/RC2023 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 1.Election of Directors: 01 - THOMAS E. CAPASSE 04 - DANIEL J. HIRSCH 07 - PINKIE D. MAYFIELD For Withhold 02 - JACK J. ROSS 05 - KEVIN M. LUEBBERS 08 - DOMINIQUE MIELLE For Withhold For Withhold 03 - FRANK P. FILIPPS 06 - MEREDITH MARSHALL 09 - GILBERT E. NATHAN 10- ANDREA PETRO 11 - J. MITCHELL REESE 12- TODD M. SINAI 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2023 fiscal year. For Against Abstain 3. Approval, on an advisory basis, of the compensation of our named executive officers, as described in the proxy statement. For Against Abstain 4. Approval and adoption of the Ready Capital Corporation 2023 Equity Incentive Plan. 5. The transaction of such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 03UELC Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 2023 Annual Meeting Proxy Card Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4. B A

The 2023 Annual Meeting of Stockholders of Ready Capital Corporation will be held on Tuesday, August 22, 2023 at 9:00 am EST, virtually via the internet at www.meetnow.global/MTQUQ9L. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Notice of 2023 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — August 22, 2023 Thomas E. Capasse and Andrew Ahlborn, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Ready Capital Corporation to be held on Tuesday August 22, 2023 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/RC2023 Ready Capital Corporation C Non-Voting Items